As filed with the U.S. Securities and Exchange Commission on May 11, 2009

 Securities Act File No. 333-159091

Investment Company Act File No. 811-08238

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Check appropriate box or boxes)

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 9	☒

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Offices)

(212) 296-6970

(Registrant’s Telephone Number, including Area Code)

Stefanie V. Chang Yu, Esq.
Morgan Stanley India Investment Fund, Inc.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copies to:

Carl Frischling Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 (212) 878-8000

Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock, par value $0.01 per share	62,034 Shares	$16.12	$1,000,000	$55.80	(1)(2)

(1)

Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale prices reported on the New York Stock Exchange on May 6, 2009.

(2)	$55.80 of which was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Form N-2

CROSS-REFERENCE SHEET

Parts A and B of the Prospectus*

Items in Part A and B of Form N-2		Location in Prospectus
1.	Outside Front Cover	Outside Front Cover Page of Prospectus
2.	Cover Pages, Other Offering Information	Inside Front and Outside Back Cover Page of Prospectus
3.	Fee Table and Synopsis	Fee Table
4.	Financial Highlights	Financial Highlights
5.	Plan of Distribution	Not Applicable
6.	Selling Stockholders	Not Applicable
7.	Use of Proceeds	Prospectus Summary; Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page of Prospectus; Prospectus Summary; The Fund; The Fund’s Investments; Risk Factors and Special Considerations; Investment Restrictions; Description of Common Shares
9.	Management

Management of the Fund; Compensation; Portfolio Transactions and Brokerage; Description of Common Shares; Dividend Paying Agent, Transfer Agent and Registrar; Custodian and Sub-Custodian; Legal Matters

10.	Capital Stock, Long-Term Debt, and other Securities	Description of Common Shares; Dividends and Distributions; Dividend Reinvestment Plan; Tax Matters
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page	Not Applicable
15.	Table of Contents	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Prospectus Summary; The Fund’s Investments; Investment Restrictions
18.	Management	Prospectus Summary; Management of the Fund; Compensation; Code of Ethics; Proxy Voting Policy and Procedures
19.	Control Persons and Principal Holders of Securities	Compensation
20.	Investment Advisory and Other Services	Prospectus Summary; Management of the Fund; Compensation; Custodian and Sub-Custodian; Dividend Paying Agent, Transfer Agent and Registrar; Independent Registered Public Accounting Firm
21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22.	Tax Status	Tax Matters
23.	Financial Statements	Financial Statements

*	Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A.

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS (Subject to Completion)

Issued May 11, 2009

PROSPECTUS

               Shares

Morgan Stanley India Investment Fund, Inc.

Common Stock

Issuable Upon Exercise of Non-Transferable Rights

to Subscribe for Shares of Common Stock

Morgan Stanley India Investment Fund, Inc. (the “Fund”) is issuing to its common stockholders of record as of               , 2009 non-transferable rights.  These rights will allow you to subscribe for one share of the Fund’s common stock for each four rights held.  You will receive one right for each whole share of common stock that you hold of record as of               , 2009.  You need four rights to purchase one share at the subscription price.  The Fund will not issue fractional shares upon the exercise of less than four rights.  If you fully exercise all rights issued to you, you will be entitled to subscribe for additional shares that were not subscribed for by other stockholders.  The rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the shares issued upon the exercise of the rights will be listed for trading on the New York Stock Exchange under the symbol “IIF.”  The subscription price per share will be               .

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON               , 2009, UNLESS EXTENDED.  The Fund announced the offer after the close of business on the New York Stock Exchange on               , 2009.  The net asset value per share at the close of business on               , 2009 and               , 2009 was US$               and US$              , respectively, and the last reported sale price of a share on the New York Stock Exchange on those dates was US$               and US$              , respectively.  Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision.  Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland.  The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Indian issuers.  See “Investment Objective and Policies.”  There can be no assurance that the Fund’s investment objective will be achieved.  Morgan Stanley Investment Management Inc. acts as the Fund’s adviser and administrator.  The address of the Fund is 522 Fifth Avenue, New York, New York 10036, and the Fund’s telephone number is (800) 231-2608.

Investment in the Fund’s common stock involves certain risks that are not typically associated with investments in the securities of U.S. issuers, arising in part from the Fund’s investments in securities of Indian companies.  See “Risk Factors and Special Considerations.”  In addition, as a result of the offer, stockholders of record on the record date who do not fully exercise their rights should expect that they will, upon completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case.  See “Risk Factors and Special Considerations—Risks Related to the Offer” and “The Offer—Terms of the Offer.”

Please read this Prospectus carefully before investing and keep it for future reference.  It sets forth concisely important information that a prospective investor should know before investing in the Fund.  All questions and inquiries relating to the offer should be directed to the Information Agent,               , [address] or toll-free at               .  The Fund has filed additional information about the Fund and the offer with the U.S. Securities and Exchange Commission (http://www.sec.gov).  Copies of the Fund’s annual and semi-annual reports may be obtained upon request, without charge, by writing to Morgan Stanley India Investment Fund, Inc., c/o JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, or by calling (800) 231-2608 and also will be made available on the Fund’s website at www.morganstanley.com/im.  You may also call this toll-free telephone number to request additional information about the Fund or to make stockholder inquiries.

These securities have not been approved by the U.S. Securities and Exchange Commission or any state securities commission nor has the U.S. Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

	Estimated Subscription Price (1)	Sales Load	Estimated Proceeds to the Fund (2)
Per Share	$	$0	$
Total (3)	$	$0	$

(1)

[The estimated subscription price is based upon the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on               , 2009 and the four preceding trading days.

(2)	After deduction of expenses payable by the Fund, estimated at US$ .
(3)	Assumes that all rights are exercised in the Primary Subscription (as defined herein).

               , 2009

(continued from previous page)

Investment Policies.  It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in equity securities of Indian issuers.  For purposes of this policy, “equity securities of Indian issuers” means equity securities (i) of companies organized in, or for which the principal securities trading market is in, India, (ii) denominated in Indian rupees and issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues primarily from either goods produced, sales made or services performed in India.  Currently, the Fund relies solely on the factors set forth in (i) and (iii) when investing in equity securities of Indian issuers and intends to continue to do so in the future.  See “Investment Objective and Policies.”

Risks of Investing in Indian Companies.  An investment in the Fund should be considered speculative.  Investments in Indian companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Indian government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets.  Additionally, the Indian securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility.  Moreover, information available about Indian companies may not be as complete, accurate or timely as information about listed U.S. companies.  See “Risk Factors and Special Considerations.”

The information set forth in this Prospectus regarding India, its economy and The Bombay Stock Exchange Limited has been extracted from various government and private publications.  The Fund and its Board of Directors  (the “Board”) have not attempted to verify the statistical information regarding India presented in this Prospectus.  In this Prospectus, unless otherwise specified, all references to “U.S. dollars,” “US$” or “$” are to United States dollars, and to “rupees” and “Rs.” are to Indian rupees.  On             , 2009, the exchange rate published in The Wall Street Journal was Rs.              = US$1.00 and, unless otherwise specified, all Indian rupees have been converted to U.S. dollars at that exchange rate.  No representation is made that the Indian rupee or U.S. dollar amounts in this Prospectus could have been or could be converted into Indian rupee or U.S. dollars, as the case may be, at any particular rate or at all.  See “Appendix A:  The Republic of India—Exchange Rates” for information regarding historical rates of exchange between the Rupee and the U.S. dollar.  The fiscal years of the Fund referred to in this Prospectus are years ending December 31.

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the U.S. Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

i

The information contained in this Prospectus speaks only as of the date of this Prospectus unless the information specifically indicates that another date applies.  No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.

FORWARD-LOOKING STATEMENTS

The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies.  Nevertheless, you should note that certain statements in this Prospectus are prospective in nature, which involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements.  Such factors include, among others, those listed under “Risk Factors and Special Considerations,” “Appendix A:  The Republic of India” and elsewhere in this Prospectus.  As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance.  To the extent required by law, the Fund undertakes to amend or reflect any material changes to the information presented in this Prospectus after the date of this Prospectus.

PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.  You should read the entire Prospectus before you decide whether to exercise your rights.  In particular, you should carefully read the risks of investing in the Shares, as discussed under “Risk Factors and Special Considerations.”

The Offer at a Glance

Terms of the Offer

Morgan Stanley India Investment Fund, Inc. (the “Fund”) is issuing to its common stockholders of record (“Record Date Stockholders”) as of the close of business on                 , 2009 (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for up to an aggregate of                  shares (the “Shares”) of the common stock, par value $0.01 per share (the “Common Stock”), of the Fund (the “Offer”).  Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date.  Each Record Date Stockholder needs four Rights to purchase one Share at the Subscription Price (as hereinafter defined).  The Fund will not issue fractional Shares upon the exercise of less than four Rights.  The Rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the Shares issued upon the exercise of the Rights will be listed for trading on the New York Stock Exchange.  Rights may be exercised at any time from                 , 2009 through 5:00 p.m., New York time, on                 , 2009, unless extended by the Fund (the “Subscription Period”).  The right of a Record Date Stockholder to acquire Shares during the Subscription Period is hereinafter referred to as the “Primary Subscription.”  Since the Subscription Price will be determined after the expiration of the Subscription Period, Record Date Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights and stockholders should consider the possibility that the Subscription Price could be greater than the market price of the Fund’s shares at the close of trading on the last day of the Subscription Period.  Once a Record Date Stockholder subscribes for Shares and the Fund receives payment or a guarantee of payment, the Record Date Stockholder will not be able to change his or her decision.  In certain instances described below under “—Over-Subscription Privilege,” the Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares.  See “The Offer.”

Over-Subscription Privilege

Each Record Date Stockholder who fully exercises all Rights issued to him or her is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the “Over-Subscription Privilege”).  If enough Shares are available, all of these requests will be honored in full.  If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional                  shares of Common Stock) in order to cover these requests.  Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Subscription Price

The Subscription Price per Share (“Subscription Price”) will be                 .  The Subscription Price is discussed further under “The Offer—Subscription Price.”  In addition, information with respect to the quarterly high and low sale prices of the Fund’s Common Stock on the New York Stock Exchange and the quarterly high and low net asset values per share of Common Stock is provided under “Common Stock.”

Exercising Rights

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to                  (the “Subscription Agent”) a completed Subscription Certificate, together with payment, or by delivering a Notice of Guaranteed Delivery.  The Notice of Guaranteed Delivery or Subscription Certificates together with payment should be addressed, if sent by first class mail or overnight courier to                   [address] or, if delivered by hand, to                  , [address].  Those Record Date Stockholders who subscribe in the Primary Subscription, or Exercising Rights Holders, will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery.  See “The Offer—Exercise of Rights” and “The Offer—Payment for Shares.”  There is no minimum number of Rights which must be exercised for the Offer to close.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold.  Rights not exercised will expire without residual value at the Expiration Date.  The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange.  However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

Foreign Restrictions

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (“Foreign Record Date Stockholders”) (the term “United States” includes its territories and possessions and the District of Columbia).  The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders’ accounts until instructions are received to exercise the Rights.  If no instructions are received prior to the Expiration Date, the Rights will expire.  See “The Offer—Foreign Stockholders.”

Purpose of the Offer

The Board of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities in India.  The Board believes that increasing the size of the Fund will increase the liquidity of the Fund’s shares of Common Stock and also reduce the Fund’s expenses as a proportion of average net assets.  In addition, the Offer seeks to reward the Fund’s stockholders by giving them the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs.  The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable.  See “The Offer—Purpose of the Offer.”

Tax Consequences

For federal income tax purposes, neither the receipt nor the exercise of the rights should result in taxable income to you.  You will not realize a taxable loss if your rights expire without being exercised.  See “The Offer—U.S. Federal Income Tax Consequences of the Offer.”

Use of Proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately US$                 , after deducting offering expenses payable by the Fund estimated to be approximately US$                 .  The Fund intends to invest the net offering proceeds in accordance with its investment goals and policies.  The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund’s investment goal and policies may take up to                  months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities.  The Fund may require up to                  months due to the

Fund’s need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction.  See “Use of Proceeds.”

Information Agent and Subscription Agent

The Information Agent for the Offer is:

Toll-Free:

or

For banks and brokers:

The Subscription Agent for the Offer is:

Important Dates to Remember

Event	Date
Record Date	, 2009
Subscription Period	, 2009 to , 2009*
Expiration Date and pricing date	, 2009*
Subscription Certificates and payment for Shares due**	, 2009*
Notice of Guaranteed Delivery due	, 2009*
Subscription Certificate and payment for guarantees of delivery due**	, 2009*
Confirmation mailed to participants	, 2009*
Final payment for Shares***	, 2009*

*	Unless the Offer is extended.
**

A Record Date Stockholder exercising rights must deliver by the Expiration Date either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***	Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

The Fund at a Glance

Information Regarding the Fund

The Fund has been engaged in business as a non-diversified, closed-end management investment company since it first issued its Common Stock to the public on February 25, 1994.  The Fund is designed for investors desiring to invest a portion of their assets in Indian equity securities.  The Fund invests primarily in equity securities (i) of companies organized in, or for which the principal trading market is in, India, (ii) denominated in rupees issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in India (collectively, “Indian issuers”).  It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in equity securities of Indian issuers, which for this purpose means common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depositary Receipts.  See “Investment Objective and Policies.”  There can be no assurance that the Fund’s investment objective will be achieved.  See “Risk Factors and Special Considerations.”

As of                 , 2009, the Fund had                  shares outstanding, which are listed and traded on the New York Stock Exchange under the symbol “IIF.”  See “Common Stock.”  As of                 , 2009, the net assets of the Fund were US$                .

Information Regarding the Fund’s Adviser, Sub-Adviser, Administrator, Sub-Administrator and Custodian

The investment adviser to the Fund is Morgan Stanley Investment Management Inc. (the “Adviser”), a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036.  The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Morgan Stanley Investment Management Inc. provides certain day-to-day investment management services to the Fund under the terms of an Investment Advisory and Management Agreement.  Under the Investment Advisory and Management Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund’s average weekly net assets.  The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”).  As of March 31, 2009, the Adviser, together with its affiliated asset management companies, had approximately US$356.0 billion in assets under management.  See “Management of the Fund.”

Morgan Stanley Investment Management Company (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley, provides investment sub-advisory services to the Fund pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser.  The Sub-Adviser has been retained, subject to the overall supervision of the Adviser and the Directors of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund’s portfolio.

Morgan Stanley Investment Management Inc. also serves as administrator (the “Administrator”) to the Fund pursuant to an Administration Agreement.  Under the Administration Agreement, the Administrator is paid a fee at a rate of 0.08% of the Fund’s average weekly net assets.  As approved by the Board, the Administrator has agreed to limit this administration fee so that it will be no greater than 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum.  This waiver is voluntary and may be terminated at any time.  The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses.

Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.  Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

Multiconsult, Ltd., whose registered office is in Mauritius, provides administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

JPMorgan Chase Bank, N.A. (the “Custodian”) serves as custodian for the Fund.  The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net realized capital gains.  Unless Computershare Trust Company, N.A., the Dividend Reinvestment and Cash Purchase Plan Agent (the “Plan Agent”), is otherwise instructed in writing in the manner described under “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan,” stockholders are presumed to have elected to have all distributions automatically reinvested in shares of the Fund.  Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment and cash purchase plan to purchase shares of the Fund on the open market.  See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”

Risk Factors and Special Considerations

You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

Risks Related to the Offer.  Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their shares of any distributions made by the Fund, as a result of the Offer.  This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he or she owned prior to the Offer.  In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he or she may also experience dilution of ownership and voting, as well as dilution of his or her share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

Investment Risk.  You may lose money by investing in the Fund, including the possibility that you may lose all of your investment.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

As an investment company that primarily holds common stocks, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods.  The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline.  Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

In addition, the Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.  Investors should not consider the Fund a complete investment program.

Risks of Investing in Equity Securities of Indian companies.  Investing in securities of Indian companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange Rupees for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f) greater political, economic and social uncertainty.  Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund.  In addition, accounting, auditing and financial reporting standards in India are different from U.S. standards and, therefore, disclosure of certain material information may not be made and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers.  There is also generally less governmental regulation of the securities industry in India, and less enforcement of regulatory provisions relating thereto, than in the United States.  Moreover, it may be more difficult to obtain a judgment in a court outside the United States.  The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of India.  See “Risk Factors and Special Considerations” and “Taxation.”

Investments in Unlisted Securities.  While the Fund expects primarily to invest in equity securities of publicly traded Indian issuers, it may invest up to 25% of its total assets in unlisted equity securities of Indian issuers to the extent permitted by any local investment restrictions.  These investments may involve a high degree of business and financial risk.  Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities.  In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded.  See “Risk Factors and Special Considerations—Illiquid Securities Risk.”

Recent Developments in Financial Markets and Impact on the Fund.  Recent developments in the U.S. and foreign financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty.  Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market.  The recent instability in the financial markets has led the U.S. Government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Net Asset Value Discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease.  The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods.  Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.  See “Risk Factors and Special Considerations—Net Asset Value Discount; Non-Diversification” and “Common Stock.”

Non-Diversification.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  See “Risk Factors and Special Considerations—Net Asset Value Discount; Non-Diversification.”

Certain Provisions of the Articles of Incorporation.  The Fund’s Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund.  In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over the prevailing market prices.  See “Risk Factors and Special Considerations—Anti-Takeover Provisions” and “Common Stock.”

FEE TABLE

The following Fee Table is intended to assist prospective investors in understanding the costs and expenses that an investor in the Offer will bear directly or indirectly.

Stockholder Transaction Expenses:
Sales Load	None
Expenses of the Offer (as a percentage of offering price)%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Expenses (as a percentage of net assets):
Management Fees	1.10%
Other Expenses (1)(2)%
Total Annual Expenses (2)%

Cumulative Expenses Paid for the Period of:
Example	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a US$1,000 investment, assuming a 5% annual return throughout the periods (3)	US$	US$	US$	US$

The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of                 %.  The tables above and the assumption in the Example of a 5% annual return are required by U.S. Securities and Exchange Commission (the “SEC”) regulations applicable to all investment companies.  The Example should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

The figures provided under “Other Expenses” are calculated on the basis of the Fund’s asset size after taking into account the estimated net proceeds of the Offer assuming it is fully subscribed.  See “Management of the Fund” for additional information.

(1)

Does not include expenses of the Fund incurred in connection with the Offer, estimated at US$                . However, these expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction of the net asset value of the shares of Common Stock.

(2)

The Adviser has voluntarily agreed to waive receipt of a portion of the administration fee so that the administration fee will not exceed 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. The Net Annual Expenses taking into account the fee waiver would be                 %.

(3)	The Example reflects the expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of Common Stock outstanding for each period presented.  The year end information contained in the table for the nine fiscal years ended December 31, 2008 has been audited by                 , the Fund’s independent registered public accounting firm.  This information for the five fiscal years ended December 31, 2008 is included in the Fund’s Annual Report to Stockholders as of December 31, 2008, and which is incorporated by reference into this Prospectus.  The year end information in the table for the period ended December 31, 1999 has been audited by the Fund’s previous accounting firm.  This information should be read in conjunction with the Financial Statements and Notes thereto which appear in the Annual Report and which are incorporated by reference into this Prospectus.

	For the Fiscal Year Ended December 31,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Per Share Operating Performance
Net Asset Value, Beginning of Period	$56.81	$46.29	$37.33	$29.09	$22.95	$11.98	$10.53	$13.92	$22.59	$9.19
Net Investment Income (Loss)†	(0.16)	(0.18)	(0.06)	0.06	0.11	0.16	0.03	0.10	0.02	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(33.18)	27.38	14.32	12.18	6.12	11.01	1.39	(2.43)	(7.93)	13.33
Total from Investment Operations	(33.34)	27.20	14.26	12.24	6.23	11.17	1.42	(2.33)	(7.91)	13.25
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.16)	—	(0.28)	(0.09)	(0.20)	(0.01)	(0.23)	—	N/A
Net Realized Gain	(10.19)	(16.64)	(5.30)	(3.60)	—	—	—	(0.84)	(1.60)	—
Total Distributions	(10.39)	(16.80)	(5.30)	(3.88)	(0.09)	(0.20)	(0.01)	(1.07)	(1.60)	—
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—	—	—	(0.12)	—	—	—	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	0.00 ‡	0.12	—	—	—	0.00 ‡	0.04	0.01	0.84	0.15
Net Asset Value, End of Period	$13.08	$56.81	$46.29	$37.33	$29.09	$22.95	$11.98	$10.53	$13.92	$22.59
Per Share Market Value, End of Period	$12.50	$54.89	$50.82	$37.35	$30.96	$26.55	$9.94	$8.65	$11.06	$16.50

Total Investment Return
Market Value	(64.72)%	45.29%	51.73%	32.57%	17.03%	169.33%	15.07%	(11.68)%	(23.49)%	144.44%
Net Asset Value(1)	(64.33)%	65.09%	38.28%	41.02%	27.21%	93.15%	13.94%	(14.52)%	(29.68)%	145.81%

Ratios, Supplemental Data
Net Assets, End of Period (Thousands)	$256,021	$1,108,419	$920,926	$740,050	$465,448	$366,984	$192,309	$205,019	$390,190	$736,343
Ratio of Expenses to Average Net Assets(2)	1.46%+	1.33%+	1.35%	1.38%	1.40%	1.56%	1.56%	1.77%	1.48%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	(0.51)%+	(0.33)%+	(0.13)%	0.17%	0.57%	1.10%	0.28%	0.60%	0.12%	(0.55)%
Portfolio Turnover Rate	60%	60%	34%	32%	52%	36%	23%	56%	44%	34%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.51%+	1.39%+	1.40%	1.43%	1.41%	N/A	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56)%+	(0.39)%+	(0.18)	0.12%	0.56%	N/A	N/A	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

THE OFFER

Terms of the Offer

The Fund is offering to its Record Date Stockholders non-transferable Rights to subscribe for Shares of the Fund’s Common Stock.  Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date.  Each Record Date Stockholder needs four Rights to purchase one Share at the Subscription Price.  The Fund will not issue fractional Shares upon the exercise of less than four Rights.  The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each four Rights held.  The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, other than Foreign Record Date Stockholders.  See “—Foreign Stockholders.”  The Fund does not have the right to withdraw the Offer after the Rights have been issued.

Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on                 , 2009 and ends at 5:00 p.m., New York time, on                 , 2009, unless extended by the Fund.  See “—Expiration of the Offer.”

Each Record Date Stockholder who fully exercises all Rights initially issued to him or her is entitled to subscribe for Shares which were not otherwise subscribed for by Record Date Stockholders in the Primary Subscription.  If enough Shares are available, all of these requests will be honored in full.  If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional                  shares of Common Stock) in order to cover these requests.  Regardless of whether the Fund issues such additional Common Stock, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to the Subscription Agent a completed Subscription Certificate, together with payment, or by delivery of a Notice of Guaranteed Delivery.  The method by which Rights may be exercised and Shares paid for is set forth below in “—Exercise of Rights” and “—Payment for Shares.”  An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery.  See “—Payment for Shares” below.

The Rights are non-transferable and, therefore, may not be purchased or sold.  Rights not exercised will expire without residual value when the Offer expires.  The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange.  However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

There is no minimum number of Rights that must be exercised in order for the Offer to close.

Purpose of the Offer

The Board of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of available investment opportunities in India.  Without an infusion of additional capital, the Fund is limited in its ability to take advantage of new investment opportunities.  The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities.  The Fund also believes that increasing the size of the Fund would increase the liquidity of the Fund’s shares of Common Stock and reduce the Fund’s expenses as a proportion of average net assets.  In addition, the Offer seeks to reward the Fund’s stockholders by giving existing stockholders the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs.

[Prior to reaching this conclusion, the Fund’s Board, in consultation with the Adviser and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both stockholders who exercise their rights and those who do not and other potentially adverse consequences resulting from the Offer.  After careful consideration, the Board voted unanimously to approve the terms of the Offer.  However, there can be no assurance that the Offer will provide any of the benefits listed above.]

Morgan Stanley Investment Management Inc., as the adviser and administrator to the Fund, and Morgan Stanley Investment Management Company, as the sub-adviser to the Fund, will benefit from the Offer because their fees as adviser and administrator, and sub-adviser, respectively, are based on the average net assets of the Fund.  It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.  However, in the event that all the Rights are exercised in full and on the basis of an Estimated Subscription Price of US$              per Share (the “Estimated Subscription Price”), the Adviser and the Administrator would receive additional annual fees of approximately US$                 and US$                , respectively, as a result of the increase in assets under management.  See “Management of the Fund.”

Although the Fund has no present intention to do so, the Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares of Common Stock and on terms which may or may not be similar to the Offer.

Over-Subscription Privilege

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the rights issued to them are exercisable.  If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional                  shares of Common Stock) in order to cover the over-subscription requests.  Regardless of whether the Fund issues such additional Shares, and to the extent shares of Common Stock are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date.  The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis.  The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.  For a further description of how to exercise the Over-Subscription Privilege, see “—Exercise of the Over-Subscription Privilege” below.

Subscription Price

The Subscription Price for the Shares to be issued upon exercise of the Rights will be                 .

The Fund announced the Offer on                 , 2009.  The net asset value per share of Common Stock at the close of business on                 , 2009 and on                 , 2009 was US$                 and US$                , respectively, and the last reported sale price of a share of the Fund’s Common Stock on the New York Stock Exchange on those dates was US$                 and US$                , respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York time, on                 , 2009, unless extended by the Fund (the “Expiration Date”).  Rights will expire on the Expiration Date and may not be exercised thereafter.

Subscription Agent

The Subscription Agent is                 , which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be US$                , as well as reimbursement for all out-of-pocket expenses related to the Offer.  Questions regarding the Subscription Certificates should be directed to the Information Agent (telephone [(800) 509-4953]); stockholders may also consult their brokers or nominees.  Signed Subscription Certificates should be sent by first class mail or overnight courier to                  [address] or delivered by hand to                  [address].

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

Toll-Free:

or

For banks and brokers:

The Information Agent will receive a fee estimated to be US$                , as well as reimbursement for all out-of-pocket expenses related to the Offer.

Exercise of Rights

Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.”  Alternatively, Rights may be exercised by having your bank, trust company or broker (if a member of the New York Stock Exchange) complete and deliver to the Subscription Agent a Notice of Guaranteed Delivery (see below under “Payment for Shares”).  Completed Subscription Certificates with payment for the Shares, or a completed Notice of Guaranteed Delivery, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent at the address set forth above.  Rights may also be exercised through an Exercising Rights Holder’s broker, who may charge such Exercising Rights Holder a servicing fee.  An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment.  In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions.

Exercise of the Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights issued to them may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto.

If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board, to issue up to an additional 25% of the Shares available pursuant to the Offer (up to an additional                  shares of Common Stock) in order to cover the over-subscription requests.  Regardless of whether the Fund issues such additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available

Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date.  The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full.

Payment for Shares

Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1)           An Exercising Rights Holder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, based on the Estimated Subscription Price of US$                 per Share, to the Subscription Agent.  A subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above; such payment and Subscription Certificates must be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date.  The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares.  Payment pursuant to this method must be made in U.S. dollars by money order or check drawn on a bank located in the United States, payable to Morgan Stanley India Investment Fund, Inc., and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted and be received by 5:00 p.m. on the Expiration Date.

(2)           Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a New York Stock Exchange member guaranteeing delivery of (i) payment of the full Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate.  The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the “Protect Period”).

Within five business days following the Subscription Period (the “Confirmation Date”), the Subscription Agent will send a confirmation to each Exercising Rights Holder (or, if the Common Stock is held by Cede & Co. or any other depository or nominee (a “Nominee”) to such Nominee).  The confirmation will indicate (i) the number of Shares acquired in the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the Subscription Price per share and total purchase price of the Shares and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any amount to be refunded by the Fund to such stockholder, in each case based on the Subscription Price.  Where an Exercising Rights Holder that is owed a refund in connection with the Primary Subscription exercises his or her Right to acquire Shares pursuant to the Over-Subscription Privilege, such excess payment that would otherwise be refunded to the Record Date Stockholder will, if necessary, be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege.  Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by                 , 2009 (the “Final Payment Date”), unless the Offer is extended.  Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date Stockholder as promptly as possible.  All payments by a Record Date Stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to “Morgan Stanley India Investment Fund, Inc.”

The Subscription Agent will deposit all checks received by it prior to the Final Payment Date into a segregated interest-bearing account [(which interest will inure to the benefit of the Fund)] pending proration and distribution of the Shares.  An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual payment.  If a holder of Rights who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions:  (i) find other stockholders or Rights Holders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of Subscription Certificates and payment of the Estimated Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date.  Because uncertified personal checks may take five business days to clear, if you plan to pay by personal check you are strongly urged to return your Subscription Certificate and payment at least five business days prior to the Expiration Date.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Stockholders

Subscription Certificates will not be mailed to Foreign Record Date Stockholders.  The Rights to which such Subscription Certificates relate will be held by the Fund for such Foreign Record Date Stockholders’ accounts until instructions are received to exercise the Rights.  If no instructions have been received by the Expiration Date, the Rights will expire.

U.S. Federal Income Tax Consequences of the Offer

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

1.             The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2.             The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

3.             If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right, if any, and the amount paid upon exercise of the Right.

4.             If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The Fund is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an amount if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he or she is not subject to such withholding.  The 28% withholding tax is not an additional tax.  Any amount withheld may be credited against the holder’s U.S. federal income tax liability.

The foregoing is only a summary of the applicable U.S. federal income tax laws and does not include any state or local tax consequences of the Offer.  Exercising Rights Holders should consult their own tax advisors concerning the tax consequences of this transaction.  See “Taxation.”

Employee Plan Considerations

Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts and other plans eligible for special tax treatment under the Code (collectively, “Plans”), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions.  In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.  Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account.  Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code.  If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights.  Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

Notice of Net Asset Value Decline

The Fund has, as required by the SEC’s registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to                 , 2009 (the effective date of the Fund’s Registration Statement), the Fund’s net asset value declines more than 10% from its net asset value as of that date.

THE FUND

Morgan Stanley India Investment Fund, Inc., incorporated in Maryland on December 22, 1993, is a non-diversified, closed-end management investment company registered under the Investment Company Act.  The Fund’s investment objective is long-term capital appreciation.  The Fund seeks to achieve its objective by investing primarily in equity securities of Indian issuers.  The Fund invests primarily in equity securities (i) of companies organized in, or for which the principal trading market is in, India, (ii) denominated in Rupees issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in India (collectively, “Indian issuers”).  It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 80%, of its total assets in equity securities of Indian issuers, which for this purpose means common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depositary Receipts.  There can be no assurance that the Fund’s investment objective will be achieved.  Due to the risks inherent in international investments generally and Indian issuers in particular, the Fund should be considered as a vehicle for investing a portion of an investor’s assets in foreign securities markets and not as a complete investment program.  See “Investment Objective and Policies” and “Risk Factors and Special Considerations.”

The Fund currently has                  shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange under the symbol “IIF.”  See “Common Stock.”  As of                 , 2009, the net assets of the Fund were US$                .  The Fund’s principal office is located at 522 Fifth Avenue, New York, New York 10036, and its telephone number is (800) 231-2608.

USE OF PROCEEDS

The net proceeds of the Offer, assuming that all Shares offered are subscribed for, are estimated to be approximately US$                 (approximately US$                 if the Board decides to authorize the full over-subscription), after deducting offering expenses payable by the Fund estimated to be approximately US$                .  The Fund intends to invest the net proceeds in accordance with its investment goals and policies.  The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund’s investment goal and policies may take up to                  months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities.  The Fund may require up to                  months due to the Fund’s need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation.  The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies organized in, or for which the principal securities trading market is in, India, (ii) denominated in Rupees and issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues primarily from either goods produced, sales made or services performed in India (collectively, “Indian issuers”).  Currently, the Fund relies solely on the factors set forth in (i) and (iii) when investing in equity securities of Indian issuers and intends to continue to do so in the future.  Income is not a consideration in selecting investments or an investment objective.

Under normal market conditions, substantially all, but not less than 80%, of the Fund’s total assets will be invested in equity securities of Indian issuers.  Equity securities are defined as common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, Global or other types of Depositary Receipts.  Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the companies.  See “Risk Factors and Special Considerations” for a discussion of the nature of information publicly available for non-U.S. companies.  The Fund’s investment objective and its 80% policy are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which holders of more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares.  There is no assurance the Fund will be able to achieve its investment objective.

The Fund’s definition of Indian issuers includes companies that may have characteristics and business relationships common to companies in other countries.  As a result, the value of the securities of these companies may reflect economic and market forces applicable to other countries, as well as in India.  The Fund believes, however, that investment in these companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in India and, therefore, their value will tend to reflect developments in India to a greater extent than developments in other countries.  For example, the Fund may invest in companies organized and located outside of India when these companies meet one of the elements of the Fund’s definition of Indian issuer and so long as the Fund believes at the time of investment that the value of the company’s securities will principally reflect conditions in India.

The Fund invests its assets over a broad spectrum of the Indian economy, including, as conditions warrant from time to time, trade, financial and business services, transport and communications, manufacturing, textiles, food processing and construction.  In selecting industries and companies for investment, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors.  The Fund does not invest more than 25% of its total assets in any one industry.

To the extent that the Fund’s assets are not invested in equity securities of Indian issuers, the remainder of its assets may be invested in (i) debt securities of Indian issuers, (ii) debt securities issued or guaranteed by the Indian Government or an Indian governmental entity and (iii) short-term and medium-term debt securities of the type described below under “Investment Objective and Policies—Temporary Investments.”  The Fund’s assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, debt securities offer opportunities for long-term capital appreciation.  It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics.  The Fund will not, however, invest in debt securities rated below investment grade or, if unrated, considered by the Adviser to be of less than investment grade quality.  However, there may be no readily available trading market for these securities and the Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell securities if they were more widely traded.  Currently, the market in debt securities of Indian issuers, excluding debt securities issued or guaranteed by the Indian government or a government entity, is not significant.  In addition, for temporary defensive purposes, the Fund may invest less than 80% of its total assets in equity securities of Indian issuers, in which case the Fund may invest in debt securities of the kind described in “Temporary Investments” below.

The Fund may invest indirectly in securities of Indian issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”).  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign corporation.  ADRs are listed and traded in the United States.  GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.  Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.  Depositary Receipts may be “sponsored” or “unsponsored.”  Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer.  Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

The Fund generally purchases and holds securities for long-term capital appreciation and does not generally trade for short-term gain.  Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 60%, although, in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated.  The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the fund’s portfolio securities, excluding money market instruments.  The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund.

Foreign Institutional Investor Authorization

Foreign institutional investors (“FIIs”) may invest in the Indian capital markets pursuant to the provisions of The Securities and Exchange Board of India (Foreign Institutional Investor) Regulations 1995 (as amended from time to time) and the Government of India Foreign Investment policies.  FIIs may invest in exchange-traded securities, unlisted securities, mutual funds, government securities and corporate debt (listed or unlisted) subject to the conditions specified in the SEBI (FII) Regulations (the “Regulations”).  The Adviser and the Fund each were granted status as FIIs by the Securities Exchange Board of India (“SEBI”) on April 21, 1993 and April 15, 1994, respectively, and the registration was last renewed in January 2006.  The registration is valid until January 25, 2011.  FIIs are required to apply for registration to the SEBI for permission to trade in Indian securities.  SEBI takes into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria in considering whether to grant such registration.  Further, FIIs seeking registration must be registered with the securities commission or other regulatory organization for stock markets in its own country.

A registered FII is required to observe certain investment restrictions, including a ceiling of 10% of the total issued share capital of any one company.  The 10% limitation will apply to each sub-account managed under the Adviser’s FII authorization, including the Fund.  At present, FII authorizations are granted for five-year periods and may be renewed with the approval of SEBI.  Only registered FIIs and offshore mutual funds which comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities.  Income, gains and initial capital are freely repatriable subject to payment of applicable Indian taxes, including withholding, securities transaction and capital gains tax  (wherever applicable).

Non-Publicly Traded Securities

Securities in which the Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter (“OTC”).  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Further, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Although as a general matter there is no limitation on the Fund’s investments in non-publicly traded securities, the Fund does not intend to invest more than 25% of its total assets in non-publicly traded securities.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity and other securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.  The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Indian governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or Indian banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and Indian corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.  The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that are rated A or better by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) or that the Adviser believes to be of comparable quality, i.e., subject to relatively low risk of loss of interest or principal.  The Fund may invest more than 20% and possibly up to 100% of its assets in temporary investments for temporary defensive purposes, including due to political, market or other factors affecting markets in India.

Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date.  Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.  The Adviser monitors the values of such securities daily to determine that the values equal or exceed the repurchase price including accrued interest.  Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Foreign Currency Hedging Transactions, Options and Futures Contracts

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and may purchase and write (sell) put and call options on foreign currency and on foreign currency futures contracts.  The Fund may also seek to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

The Fund may seek to increase its return or hedge all or a portion of its portfolio investments through transactions in options on securities.  In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into futures contracts and options thereon.

The Commodity Futures Trading Commission eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth herein.

The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs.  When the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities will be deposited in a segregated account with the Fund’s custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

For a description of the recent exchange history of the Rupee and each of the instruments referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see Appendix A and Appendix B to this Prospectus.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors.  By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services.  The Fund will not lend more than 33 1/3% of the value of its net assets.

The Fund may lend its portfolio securities consistent with the Fund’s investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.  In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of the Fund.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

RISK FACTORS AND SPECIAL CONSIDERATIONS

You should carefully consider the risks and other information contained in this Prospectus before you decide to participate in the Offer.  The risks described below are not the only risks facing the Fund.  Additional risks and uncertainties may also adversely affect and impair the Fund.  Investors should also recognize that investing in securities of Indian issuers involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in securities of U.S. issuers.  See generally “Appendix A:  The Republic of India” for further information on investing in securities of Indian issuers.

Risks Related to the Offer

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund then would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their share of any distributions made by the Fund, as a result of the Offer.  This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he or she owned prior to the Offer.  In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he or she may also experience dilution of ownership and voting, as well as dilution of his or her share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

Market Risk

Stockholders may lose money by investing in the Fund, and it is possible that they may lose their entire investment.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

As an investment company that holds primarily equity securities, the Fund’s portfolio is subject to the possibility that equity security prices will decline over short or even extended periods.  The Fund may remain substantially fully invested during periods when equity prices generally rise and also during periods when they generally decline.  Moreover, as a holder of a company’s common stock, the Fund’s rights to the assets of the companies in which it invests will be subordinated to such company’s holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding.  Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company’s assets only after such company’s preferred stockholders and debt holders have been paid.  Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.  Investors should not consider the Fund a complete investment program.

Market Characteristics

Securities of Indian issuers are traded on several regional stock exchanges in India, including the OTC markets.  However, the majority of the volume is transacted on The Bombay Stock Exchange Limited (“BSE”) and the National Stock Exchange Limited (“NSE”).  Regional exchanges have seen a steady drop in volumes since introduction of screen-based trading and the phase-out of the lending/borrowing (badla) system.  In March 2009, average daily volumes on the BSE and NSE were in the region of US$2.7 billion.  The NSE is the dominant exchange, with approximately 73% of the total traded volume.  As of March 31, 2009, there were approximately 6,349 companies listed on the BSE and NSE and the aggregate market capitalization of listed equity securities of these companies was approximately US$610 billion.  As of March 31, 2009, the ten largest companies on the NSE represented 37% of the exchange’s market capitalization.

By comparison, on March 31, 2009, the global market capitalization of the New York Stock Exchange was approximately $10.0 trillion.  The relatively small market capitalizations of, and trading values on the BSE and NSE may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

Indian stock exchanges, including the BSE and the NSE, have in the past experienced substantial fluctuations in the prices of their listed securities.  The governing bodies of the various Indian stock exchanges have, from time to time, imposed restrictions on trading in certain securities, limitations on price movements and margin requirements.  Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment.

Recent amendments allow Indian stock exchanges to list Indian Depository Receipts of companies organized or incorporated under the laws of outside India.  If Indian law changes in this regard, the Fund would be able to invest in companies that are principally traded in India but which may be organized outside of India, which could subject the Fund to different risks of the country where they are organized.  Similarly, Indian companies may have operations outside of India and, accordingly, may be subject to risks in the various countries where they have operations.

A high proportion of the shares of many Indian issuers are held by a limited number of persons, representing a disproportionately large percentage of market capitalization and trading value, which may limit the number of shares available for investment by the Fund.  In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities.  Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment.  The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.  Therefore, anticipation of the Offer in the Indian securities markets may adversely affect the prices paid by the Fund in purchasing certain securities for its portfolio and may affect the speed with which the Fund can initially invest the proceeds of the Offer in Indian securities.  In addition, the small trading volume concentrated in a limited number of the largest companies, combined with certain investment diversification requirements and other restrictions applicable to the Fund, including certain requirements of the Investment Company Act and the qualification of the Fund as a regulated investment company under the Code, also may affect the rate at which the Fund can invest the proceeds from the Offer.  See “Investment Restrictions.”

In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets and securities markets of more developed countries.  Disclosure and regulatory standards in emerging market countries, such as India, are, in many respects, less stringent than U.S. standards.  Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.  There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.  In addition, there is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States.  Accordingly, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements affecting timely disclosure of information.  See “Appendix A:  The Republic of India.”

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions.  Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States.  The Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable U.S. company.

Investment and Repatriation Restrictions; Exchange Controls

Foreign investment in the securities of Indian issuers is restricted or controlled to varying degrees.  These restrictions or controls may limit or preclude foreign investment in certain industries or specific Indian issuers and increase the costs and expenses of the Fund.  In such industries or issuers, there may be a ceiling on total foreign holdings, against which holdings of FIIs are counted.  To the extent that the ceiling has been reached in that industry, further investment by an FII may not be permitted.  The Fund makes its investments in India pursuant to an FII authorization granted by SEBI to the Adviser and the FII authorization granted to the Fund.  Under the FII authorization, the Fund may be limited in the amount that it may invest in a particular company, or it may be permitted to invest only in a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by Indians, and investment opportunities in issuers or industries deemed important to national interests may be restricted or prohibited altogether.  At present, FII authorizations are granted for five-year periods and may be renewed for consecutive five-year periods with the prior approval of the SEBI.  Although the Adviser believes that, upon expiration of the FII authorization used by the Fund, renewal of the authorization should be available, there can be no assurance that renewal will be granted.  If renewal of such an FII authorization were not granted, the Fund’s investments may be limited to securities of Indian issuers that are traded outside of India, such as ADRs or GDRs of Indian issuers, securities issued by investment funds investing primarily in India or other securities.

In addition, an FII and its sub-accounts, may not, with certain exceptions, hold more than 30% of their total investments in the debt securities of Indian companies.

FIIs are also limited in their ability to invest in certain industries, such as the print media.  In such industries, there is often a ceiling on total foreign holdings, against which holdings of FIIs are counted.  To the extent that the ceiling has been reached in that industry, further investment by FIIs may not be permitted.

Accordingly, the ability of the Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for FII will not be imposed in the future.  There can be no assurance that the FII guidelines will not be amended, clarified, interpreted by judicial or administrative ruling or superseded in the future in such a way that may adversely affect the Fund.

The ability of the Fund to invest in Indian securities, exchange Rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder.  See “Appendix A:  The Republic of India—Indian Stock Exchanges.”  Under certain circumstances, such as a change in law or regulation or loss of FII authorization, governmental registration or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors may be required.  In addition, if there is a deterioration in India’s balance of payments or for other reasons, India may impose temporary restrictions on foreign capital remittances abroad.  The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  The Fund will be subject to withholding and capital gains taxes, as applicable.  See also “Taxation—Indian Taxation.”

In addition, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in India may be permitted through investment funds which have been specially authorized.  The Fund may invest in these investment funds subject to the provisions of the Investment Company Act as discussed above under “Investment Restrictions.”  If the Fund invests in investment funds, the Fund’s stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.  See also “Taxation—U.S. Federal Income Taxes—Passive Foreign Investment Companies.”

Corporate Disclosure, Governance and Regulatory Requirements

In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets.  Disclosure and regulatory standards are in many respects less stringent than U.S. standards.  Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.  There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States.  Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information.  There is also less publicly available information about Indian companies than U.S. companies.  See “Appendix A:  The Republic of India.”

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions.  Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States.  The Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable U.S. company.

Political, Economic, Social and Other Factors

The value of the Fund’s assets may be adversely affected by political, economic, social and other factors, changes in Indian law or regulations and the status of India’s relations with other countries.  In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather.  The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial.  Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Since mid-1991, the Indian government has committed itself to implementing an economic structural reform program with the goal of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector and relying more heavily on market mechanisms to direct economic activity.  A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector.  These policies have been coupled with a plan to redirect the government’s central planning function away from the allocation of resources and closer to the issuance of indicative guidelines.  While the government’s policies have resulted in improved economic performance, there can be no assurance that the economic recovery will be sustained.  Moreover, there can be no assurance that these economic reforms will persist.  Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits.  In addition, changes in economic policies, or lack of movement towards economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund’s investments.

There is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of India or the value of the Fund’s investments.

In addition, it may be difficult to obtain and enforce a judgment in a court in India, including in a case where there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers.  As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in India.  Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India as India is not a party to any international treaty with respect to the recognition or enforcement of foreign judgments.  Provisions of Indian law regulate the enforcement of foreign judgments and such laws contain broad exceptions.  In addition, a party seeking to enforce a foreign judgment in India is also required to obtain approval from the Reserve Bank of India to execute such judgment or to repatriate any amount recovered outside of India.

The Indian population is comprised of diverse religious, linguistic and ethnic groups and religious and border disputes continue to be a problem in India.  In 1993, the longstanding disagreements between the Hindu and Muslim populations resulted in communal violence in the aftermath of the destruction of a mosque in Ayodhya by Hindu radicals.  As recently as 2002, there has been communal violence between Hindus and Muslims in the western Indian state of Gujarat.  Moreover, in late November 2008, terrorists killed at least 164 people in a series of coordinated attacks around Mumbai.

India has, from time to time, experienced civil unrest and hostility with neighboring countries such as Pakistan.  The Indian government has confronted separatist movements in several Indian states.  The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir remains unresolved.  In addition, the Mumbai terrorist attacks in November 2008 have increased tensions between India and Pakistan.  If the Indian government is unable to control the violence and disruption associated with these tensions, the results could have a negative affect on the economy and, consequently, adversely affect the Fund’s investments.  Additionally, since early 2003 there have been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries.  These events could adversely influence the Indian economy and, as a result, negatively affect the Fund’s investments.  See “Appendix A:  The Republic of India” for a further discussion of these issues.

Foreign Currency and Hedging Transactions, Options and Futures Contracts

The Fund’s assets will be invested primarily in the equity securities of Indian issuers and substantially all of the income received by the Fund will be principally in Rupees.  Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date.  Therefore, if the value of the Rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Rupees to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Code.  See “Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.”  The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.  See “Taxation—U.S. Federal Income Taxes” and “Appendix A:  The Republic of India.”

For a list of exchange rate movements between U.S. dollars and Rupees in the last several years, see “Appendix A:  The Republic of India.”

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Rupees.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

To the extent available, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions.  The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets.  In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into futures contracts and related options.  The Fund also may hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.  For a description of such hedging strategies, see “Investment Objective and Policies—Foreign Currency Hedging Transactions, Options and Futures Contracts” and “Appendix B:  Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and Futures Contracts and Related Options.”

Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used.  Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell.  The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain special risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position.  In addition, futures and options markets could be illiquid in some circumstances, and certain OTC options could have no markets.  As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses.  To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position.  There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal 100% of the Fund’s total assets.  Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.  Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.  See “Appendix B:  Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and Futures Contracts and Related Options.”

Smaller Company Risk

While the Fund will primarily invest in large capitalization securities, it also may invest some portion of its assets in the securities of smaller and mid-capitalization Indian companies.  Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalization companies.  It is more difficult to obtain information about less seasoned and smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts.  Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

Illiquid Securities Risk

The Fund may invest without limit in illiquid securities.  Illiquid securities are securities that are not readily marketable.  The prices of such securities may change abruptly and erratically, and investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.  Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Tax Risk

The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius.  Recently, the Supreme Court of India upheld the validity of this tax treaty in response to a challenge in a lower court contesting the treaty’s applicability to entities such as the Fund; however, there can be no assurance that any future challenge will result in a favorable outcome.  Any change in the provisions of this treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by India, which would reduce the return to the Fund on its investments.

The Fund has historically elected and intends to continue to elect to “pass-through” to the Fund’s stockholders as a deduction or credit the amount of foreign taxes paid by the Fund.  The taxes passed through to stockholders are included in each stockholder’s income.  Certain stockholders, including some non-U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund.  Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to stockholders.  See “Taxation.”

Net Asset Value Discount; Non-Diversification

Shares of closed-end investment companies frequently trade at a discount from their net asset values and initial offering price.  This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund’s net asset value will decrease.  The Fund cannot predict whether its own shares will trade at, below or above net asset value.

Although the Fund’s Shares have recently traded on the New York Stock Exchange at a premium to their net asset value, the Fund’s shares have traded at a discount to their net asset value in the past.  There can also be no assurance that the Fund’s shares will trade at a premium in the future or that the present premium is sustainable.

The Fund is classified as a non-diversified investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the obligations of a single issuer.  Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.  The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.  See “Taxation—U.S. Federal Income Taxes” and “Investment Restrictions.”

Leverage Risk

Certain of the Fund’s investment techniques may be deemed to create “senior securities” under the Investment Company Act.  Senior securities have a prior fixed dollar claim on the Fund’s assets and income.  Any gain in the value of securities purchased or any income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund’s Common Stock, or the income available to it, to increase more than otherwise would be the case.  Conversely, if the value of securities purchased declines or if income received on them is less than the associated costs, then the net asset value of the Common Stock, or the income available to it, will decline more sharply than would be the case if there were no prior claim.  Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk.  This influence ordinarily is called “leverage.”

Anti-Takeover Provisions

The Fund’s Articles of Incorporation and Amended and Restated By-Laws contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund’s possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund.  In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  The Board of the Fund has determined that these provisions are in the best interests of stockholders generally.  See “Common Stock.”

Higher Operating Expenses

The Fund’s estimated annual operating expenses are higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Adviser in pursuing the Fund’s objective of long-term capital appreciation through investing primarily in equity securities of Indian issuers.  Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities.  In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets.  As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined in “Investment Objective and Policies”).  Except in the case of borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction.  Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to the time the Fund is considered to be obligated to purchase additional securities upon exercise of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy:

1.             The Fund will not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).

2.             The Fund may not make any investment for the purpose of exercising control or management.

3.             The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

4.             The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies, (ii) enter into repurchase agreements to the extent permitted under applicable law, and (iii) make loans of portfolio securities.

5.             The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

6.             The Fund may issue senior securities or borrow money in an amount not in excess of 33 1/3% of the Fund’s total assets (not including the amount borrowed).

7.             The Fund may purchase securities on margin and engage in short sales of securities.

In compliance with the Investment Company Act, the Fund will not invest 25% or more of its total assets in a particular industry.

As a matter of operating policy, which may be changed by the Fund’s Board without stockholder vote:

1.             The Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

2.             The Fund will not make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

3.             The Fund will not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its shares (see “Common Stock”) or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), provided that the Fund will not purchase additional portfolio securities when its borrowings exceed 5% of its total assets.  The Fund may pledge its total assets to secure borrowings.

Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund’s stockholders, if the Directors determine such action is warranted.  The Fund will notify its stockholders of any change in any of the operating policies set forth above.  Such notice shall also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

Under the Investment Company Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.  As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested.  See also “Taxation—U.S. Federal Income Taxes—Passive Foreign Investment Companies.”

As a result of legal restrictions or market practices or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain Indian issuers.

In addition to the foregoing restrictions, the Fund may be subject to investment limitations, portfolio diversification requirements and other restrictions imposed by India.

MANAGEMENT OF THE FUND

Board of Directors of the Fund

The Board the Fund oversees the management of the Fund, but does not itself manage the Fund.  The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund’s general investment policies and programs are properly carried out.  The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care.  The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director’s own interest or the interest of another person or organization.  A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its stockholders.

Directors and Officers of the Fund

The Directors are divided into three classes.  Directors serve for a three-year term and until their successors have been duly elected and qualify.  The Board of the Fund consists of six Directors.  Certain of these individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the “Institutional Funds”) and by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”).  Five Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley.  These are the “non-interested” or “Independent” Directors.  The other Director (the “Interested Director”) is affiliated with the Adviser.

The Independent Directors of the Fund, the age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (effective December 31, 2008) and other directorships, if any, held by the Directors, are shown below.  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director

Independent Directors

Gaetan Bouic (74) Coast Road, Poste Lafayette Poste de Flacq, Mauritius	Chairman of the Board and Class II Director	Since 2001	Business Consultant.	1

Director of Swiss Technology Venture Capital Fund (Private) Ltd.; CDC Financial Services (Mauritius) Ltd.; Cim Foreign Equity Fund Ltd. (commercial property fund); Aureos Capital Ltd. (private equity fund); CDC-PTL Holdings Ltd (investment firm).

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director

Independent Directors

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Class III Director	Since 2003	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation. and the UCLA Foundation.

Ravindranath Santosh Kumar Hazareesing (59) Morcellement St Andrews Rose Hill Mauritius	Class II Director	Since 2003	Self-employed Management Consultant.	1	None.

M.J. Marcel Vivian Descroizilles (60) Coast Rd, Pointe-aux-Canonniers, Mauritius	Class III Director	Since 2006	Business Consultant since 2006, Managing Director of ExxonMobil affiliate in Mauritius until end of 2005	1	Independent director on a number of companies in Mauritius, including publicly quoted Roger & Co. Ltd.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Class I Director	Since 1995	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*                 Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2008) and the other directorships, if any, held by the Interested Director, are shown below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director

Interested Directors

Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Class I Director, President and Principal Executive Officer	Since 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006),most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

				1	None.

*                 Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and

Name, Age and Address of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since August 2006

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997); Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James E. Garrett (40) 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since 2002 and Chief Financial Officer since 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 Each Executive officer serves an indefinite term, until his or her successor is elected.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2008)
Independent:
Gaetan Bouic	None	None
M.J. Marcel Vivian Descroizilles	None	None
Joseph J. Kearns(1)	None	over $100,000
Ravindranath Santosh Kumar Hazareesing	None	None
Fergus Reid(1)	None	over $100,000
Interested:
Randy Takian	None	over $100,000

(1)          Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan.  Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors.  The Fund seeks as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition.  To accept a position on the Fund’s Board, such individuals may reject other attractive assignments because the Fund makes substantial demands on their time.  The Board has two committees:  (1) Audit Committee and (2) Governance Committee.  Five of the Independent Directors serve as members of the Audit Committee and five Independent Directors serve as members of the Governance Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting committee meeting minutes to the full Board.  The Fund has adopted a formal, written Audit Committee Charter.

The members of the Fund’s Audit Committee are currently Gaetan Bouic, M. J. Marcel Vivian Descroizilles, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns and Fergus Reid.  None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the Investment Company Act, of the Fund (with such disinterested Directors being “Independent Directors” or individually, an “Independent Director”).  Each Independent Director is also “independent” from the Fund as defined under the listing standards of the New York Stock Exchange.  The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of the Fund also has a Governance Committee.  The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees.  The members of the Governance Committee of the Fund are Gaetan Bouic, M. J. Marcel Vivian Descroizilles, Ravindranath Santosh Kumar Hazareesing, Joseph J. Kearns and Fergus Reid, each of whom is an Independent Director.  The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee.  While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors.  Accordingly, each current Independent Director (Gaetan Bouic, M. J. Marcel Vivian Descroizilles, Ravindranath

Santosh Kumar Hazareesing, Joseph J. Kearns and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund.  Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange.  While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board.  Nominations from stockholders should be in writing and sent to the Independent Directors as described below under the caption “—Stockholder Communications.”

During the Fund’s fiscal year ended December 31, 2008, the Board held the following meetings:

Number of meetings:
Board of Directors
Committee/Sub-Committee:
Audit Committee
Governance Committee

Stockholder Communications

Stockholders may send communications to the Fund’s Board.  Stockholders should send communications intended for the Fund’s Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to the Board member(s) at the address specified on the previous pages for each Director.  Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

The officers of the Fund, together with the Adviser, conduct and supervise the Fund’s daily business operations.  The Directors review and supervise the actions of the officers and the Adviser and decide general policy.

Prior to April 1, 2008, the Fund paid each of its Mauritian Independent Directors an annual fee of $10,000 and all other Independent Directors an annual fee of $7,500.  Additionally, each Mauritian Independent Director was paid a fee of $750 for each Board Meeting attended.  Effective April 1, 2008, the Independent Directors of the Fund receive an annual fee of $15,000.

The Fund also reimburses Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.  Directors of each Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Funds for their services as Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year.  Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan.  At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years.  The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board throughout the year.  Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Directors from the Fund for the fiscal year ended December 31, 2008 and the aggregate compensation payable to each of the Funds’ Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2008.

Compensation(1)

Name of Independent Director:	Aggregate Compensation from the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Directors(3)
Gaetan Bouic	$	$
M.J. Marcel Vivian Descroizilles
Joseph J. Kearns(2)		286,250
Ravindranath Santosh Kumar Hazareesing
Fergus Reid		241,250

Name of Interested Director:
Randy Takian

(1)          Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)          The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year.  The following Director deferred compensation from the Fund during the fiscal year ended December 31, 2008:  Mr. Kearns, $               .

(3)          The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Directors under the DC Plan.  As of December 31, 2008, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns and Reid pursuant to the deferred compensation plan was $761,543 and $474,242, respectively.  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

The Board is divided into three classes, each class having a term of three years.  Each year the term of one class will expire and a new class will be elected at the annual meeting of stockholders.  See “Common Stock.”

Control Persons and Principal Holders of Securities

To the knowledge of the management of the Fund, no persons owned beneficially more than 5% of the Fund’s outstanding shares as of the date of this Prospectus.  This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

[As of               , 2009, the Directors and officers of the Fund as a group owned beneficially and of record less than 1% of the Fund’s outstanding shares.]

The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the “MGCL”) and the Investment Company Act.  Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the Investment Company Act, no director or officer will be liable to the Fund or its stockholders for money damages.  Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding.  Nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment Adviser and Sub-Adviser

Morgan Stanley Investment Management Inc. serves as the Fund’s investment adviser.  The Adviser provides certain day-to-day investment advisory services to the Fund under the terms of an Investment Advisory Agreement.  The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities.  As of March 31, 2009, the Adviser, together with its affiliated asset management companies, had approximately $356 billion of assets under management or supervision.  The Adviser’s principal address is 522 Fifth Avenue, New York, New York 10036.  The Adviser currently acts as adviser for              investment funds, including            funds registered under the Investment Company Act.

The Adviser was one of the first non-Indian institutional investors to enter the Indian capital market in 1989.  [The Adviser has a Mumbai office which employs [11] professionals and is currently one of the largest portfolio managers in India.]

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide.  The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai.  It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

The sub-adviser is Morgan Stanley Investment Management Company, a wholly-owned subsidiary of Morgan Stanley, whose address is 23 Church Street, 16-01 Capital Square, Singapore 049481.

Investment Advisory and Management Agreement; Sub-Advisory Agreement

Under the terms of the Investment Advisory and Management Agreement, the Adviser will make all investment decisions, prepare and make available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund’s investment objective and policies, under the direction and control of the Fund’s Board.  The Adviser also will be responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund’s administrators, custodians or other agents.  The Adviser will pay the salaries and expenses of the Fund’s officers and employees, as well as the fees and expenses of the Fund’s Directors, who are directors, officers or employees of the Adviser or any of its affiliates.  However, the Fund will bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund’s Board or any committee thereof.

The Fund pays all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Adviser); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and share purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings.

For services under the Investment Advisory and Management Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund’s average weekly net assets.  The Fund’s advisory fees are higher than advisory fees paid by most U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required of the Adviser in pursuing the Fund’s objective by investing in securities of Indian issuers.  This investment objective entails additional time and expense because available public information concerning securities of Indian issuers is limited in comparison to that available for U.S. companies and accounting standards are more flexible.  In addition, available research concerning Indian issuers is not comparable to available research concerning U.S. companies.

Under the Investment Advisory and Management Agreement, the Adviser is permitted to provide investment advisory services to other clients.  Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory and Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board who are not “interested persons” of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund’s Board or the Fund’s outstanding voting securities.  The Investment Advisory and Management Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice.  The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment, as defined under the Investment Company Act.

The Investment Advisory and Management Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory and Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory and Management Agreement.  For the fiscal years ended December 31, 2006, 2007 and 2008 the Fund paid the Adviser fees of US$          , US$           and US$          , respectively.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser has been retained, subject to the overall supervision of the Adviser and the Directors of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund’s portfolio. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

A discussion regarding the basis for the Board’s approval of the Investment Advisory and Management Agreement and the Sub-Advisory Agreement is available in the Fund’s semi-annual report to stockholders for the period ended June 30, 2008.

Portfolio Managers

The Fund’s assets are managed within the Adviser’s Emerging Markets Equity team.  The team consists of portfolio managers and analysts.  The current members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng and Ruchir Sharma.  Mr. Cheng is a Managing Director of the Sub-Adviser and Mr. Sharma is a Managing Director of the Adviser.  Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and joined the team managing the Fund in February 2009.  Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management.  Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in January 2001.

Other Accounts Managed by the Portfolio Managers.  As of December 31, 2008, Mr. Cheng managed eight registered investment companies with a total of approximately $3 billion in assets; one pooled investment vehicle other than registered investment companies with a total of $8 million in assets; and five other accounts with a total of approximately $3.9 billion in assets.  Of these other accounts, one account with a total of approximately $302.8 million in assets had performance-based fees.  As of December 31, 2008, Mr. Sharma managed 14 registered investment companies with a total of approximately $4.1 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.7 billion in assets; and 23 other accounts with a total of approximately $7.3 billion in assets.  Of these other accounts, four accounts with a total of approximately $1.1 billion in assets, had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure.  Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below.  The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation.  Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser and/or Sub-Adviser.

Discretionary Compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.  Discretionary compensation can include:

•                                          Cash Bonus.

•                                          Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•                                          Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Adviser or its affiliates.  The award is subject to vesting and other conditions.  Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.  For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Adviser and its affiliates.

•                                          Voluntary Deferred Compensation Plans— voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances.  In order of relative importance, these factors include:

•                                          Investment performance.  A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.  Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable.  In the case of the Fund, the Fund’s investment performance is measured against the Bombay Stock Exchange (BSE) National Index.  Generally, the greatest weight is placed on the three- and five-year periods.

•                                          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                                          Contribution to the business objectives of the Adviser and/or Sub-Adviser.

•                                          The dollar amount of assets managed by the portfolio manager.

•                                          Market compensation survey research by independent third parties.

•                                          Other qualitative factors, such as contributions to client objectives.

•                                          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers.  As of             , 2009, the dollar range of securities beneficially owned by each of Messrs. Sharma and Cheng in the Fund was $             and $            , respectively.

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administration Agreement.  Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets.  As approved by the Board, the Adviser has agreed to limit the administration fee so that it will be no greater than 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum.  This waiver is voluntary and may be terminated at any time.  The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses.

Under a sub-administration agreement between the Administrator and JPMIS, a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.  Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

Multiconsult, Ltd., whose registered office is in Mauritius, provides administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services.  In the over-the-counter market, securities are generally traded on a “net” basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount.  Options and futures transactions will usually be effected through a broker and a commission will be charged.  On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates).  The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser believes that the charge for the transaction does not exceed usual and customary levels.  In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary.  The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal.  The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

With respect to all transactions in securities, the policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.  These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.  The Fund’s Board reviews at least annually the commissions allocated by the Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

With respect to all transactions in securities, in seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions.  If the Adviser believes the prices and executions are obtainable from more than one broker, it may give consideration to placing portfolio transactions with that broker who also furnishes research and other services to the Fund or the Adviser.  The services may include, but are not limited to, any one or more of the following:  information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser and certain of its affiliates currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others.  It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable.  In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.  The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above.  From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Brokerage commissions paid by the Fund for the fiscal years ended December 31, 2006, 2007 and 2008 were US$1,770,419, US$4,083,737 and US$2,387,520, respectively.

For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid a total of US$117,040, US$135,779 and US$82,840, respectively, in brokerage commissions to Morgan Stanley & Co.  During the fiscal year ended December 31, 2008, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 3.45% of the total brokerage commissions paid by the Fund during 2008 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.87% of the aggregate dollar value of all portfolio transactions of the Fund during 2008 for which commissions were paid.

NET ASSET VALUE

The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding.  In valuing the Fund’s assets, equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date.  Equity securities listed or traded on the NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price.  Securities listed on a foreign exchange are valued at their closing price.  Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.  Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange.  Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange.  If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the fair value as of the close of the New York Stock Exchange, as determined in good faith under procedures established by the Board.  All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation.  The Fund’s obligation to pay any local taxes, such as withholding taxes on remittances from India, are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund’s net asset value.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund distributes to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and any net realized capital gains.  See “Taxation—U.S. Federal Income Taxes.”  The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder is deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.  Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent.  Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley India Investment Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan.  If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund’s Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or to be purchased in the open market by the Plan Agent.  If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price.  The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day.  If the net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.  The Plan Agent uses all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year.  No participant has any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf.  Any voluntary cash payments received more than thirty days prior to January 15 will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments.  To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15.  A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.  All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if U.S. currency is imprinted on the check) made payable to              in U.S. dollars and should be mailed to the Plan Agent for Morgan Stanley India Investment Fund, Inc. at [Dividend Reinvestment and Cash Purchase Plan, Computershare Shareholder Services, Inc., P.O. Box 43078, Providence, Rhode Island 09240-3078].

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records.  Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased pursuant to the Plan.

[Participants in the Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan.  Participants in the Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Plan must exercise such rights in accordance with the procedures set forth herein.  Record Date Stockholders whose Shares are held by a Nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of such Nominee.]

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions.  The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions are paid by the Fund.  However, each participant’s account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.  A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant.  Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax which may be payable on such dividends and distributions.  See “Taxation—U.S. Federal Income Taxes.”

The Fund reserves the right to amend, suspend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution.  The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders.  All correspondence concerning the Plan should be directed to the Plan Agent for Morgan Stanley India Investment Fund, Inc. at [Dividend Reinvestment and Cash Purchase Plan, Computershare Shareholder Services, Inc., P.O. Box 43078, Providence, Rhode Island 09240-3078].

TAXATION

U.S. Federal Income Taxes

Rights

The receipt and the exercise of the Rights should not be taxable for U.S. federal income tax purposes.  In general, if exercised, the tax basis of the Rights received should be determined by allocating to the Rights a portion of the recipient’s existing tax basis in its shares with respect to which the distribution is made.  However, if the Rights have a fair market value, at the time of the distribution, of less than 15% of the fair market value of the shares with respect to which the distribution is made, the Rights will have a basis of zero unless the recipient elects otherwise.

Generally, a stockholder will have a tax basis in any shares acquired upon exercise of the Rights equal to the Subscription Price plus the tax basis in the Rights, if any.  The holding period of the shares will commence on the date of the exercise.

The Fund

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders.  The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the U.S. Internal Revenue Service (“IRS”) retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code.  In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things:  (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code; (b) diversify its holdings so that, at close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer which includes for these purposes equity securities of a qualified publicly traded partnership, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses, and no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships.  In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities.  While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains.  Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses.  The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income.  If necessary, the Fund intends to borrow money or liquidate assets to make such distributions.  If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax on all of its taxable income at regular corporate income tax rates without any deduction for distributions to its stockholders, and such distributions generally will be taxable to stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Stockholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund.  Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the stockholder as ordinary income regardless of whether the stockholder receives such payments in additional shares or in cash.  For taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income derived from dividends of U.S. corporations or “qualified foreign corporations” as “qualified dividend income,” provided holding period and other requirements are met by the Fund.  Qualified dividend income will be taxed at the same rate as long-term capital gains.  Generally, “qualified foreign corporations” are corporations that are either eligible for benefits of a comprehensive income tax treaty with the United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States.  To be eligible for the reduced rate, a corporation paying the dividend cannot be a passive foreign investment company (“PFIC”) in the year of distribution or the prior year.

A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Since the Fund will not invest in the stock of domestic corporations, distributions to corporate stockholders of the Fund will not be entitled to the deduction for dividends received by corporations.

As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers, if any, that it distributes to its stockholders.  If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained.  The Board of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years.  The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund who, if subject to U.S. federal income taxation (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities.  For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund generally will be increased by an amount equal to 65% (the difference between the amount of includable capital gains from the dividend and the tax that the stockholder is deemed to have paid) of the amount of undistributed capital gains included in the stockholder’s income.  Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund’s shares.  Such distributions of net long-term capital gains are not eligible for the dividends received deduction.  Under the Code, net long-term capital gains generally will be taxed at a rate no greater than 15% for individuals and 35% for corporations.  Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

If the net asset value of shares is reduced below a stockholder’s cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital.  Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them.  The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income.  To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year.  For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year.  For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year.  Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record of such month in January shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year.

The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes.  The majority of the Fund’s investments will be maintained and income therefrom calculated by reference to Rupees, and such calculations will not necessarily correspond to the Fund’s distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates.  Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities.  These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes.  The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Amounts paid by the Fund to individuals and certain other stockholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as stockholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%).  An individual’s TIN is generally his or her social security number.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder’s basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder’s hands, and will be long-term if the stockholder’s holding period for the shares is more than 12 months and otherwise will be short-term.  The long-term capital gain rate applicable to individuals generally is 15% (or 5% for individuals in lower tax rate brackets); however, such rates are set to expire after December 31, 2010 absent further legislation.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder, either directly or by attribution under Section 318 of the Code, (i) does not own any shares, or (ii) has not experienced a meaningful reduction in its proportionate interest in the Fund.  If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, and has not experienced a meaningful reduction in its proportionate interest in the Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder.  If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

Passive Foreign Investment Companies

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders.  The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax.  An election may generally be available that may reduce these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and may require certain information to be furnished by the foreign corporation, which may not be provided.  These investments could also result in the treatment of associated capital gains as ordinary income.  The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.  Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

Foreign Tax Credits

Income and gains received by the Fund from sources outside the United States will be subject to withholding and other taxes imposed by India and possibly other foreign countries.  If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if, as expected, more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of Indian or other foreign corporations (which should include obligations issued by Indian or other government issuers), the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country’s income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders.  The Fund expects to make this election.  As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country’s government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any.  Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund’s election.  However, these stockholders generally should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries’ income taxes paid by the Fund generally will not be subject to U.S. federal income tax.

The amount of foreign taxes that may be credited against a stockholder’s U.S. federal income tax liability will generally be limited, however, to an amount equal to the stockholder’s U.S. federal income tax rate multiplied by its foreign source taxable income.  In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.”  For this purpose, foreign source “passive income” includes dividends, interest, capital gains and certain foreign currency gains.  As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund.  Stockholders should consult their own tax advisers with respect to making this election.  Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, the notification will designate (i) the stockholder’s portion of the foreign taxes paid to each country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within the country.  The U.S. foreign tax credit rules are complex.  Stockholders should consult their own tax advisors concerning the U.S. foreign tax credit rules and the applicability of any relevant treaty rules.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the stockholder.

In general, distributions (other than capital gain dividends) that are treated as dividends under the Code that are paid to a stockholder that is not a “U.S. person” within the meaning of the Code (such stockholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person (the Fund at this time does not anticipate to generate a significant amount of qualified U.S. interest investment income) and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.  Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders.  Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund’s taxable year as to the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Indian Taxation

Effective October 1, 2004, for transactions conducted through a recognized stock exchange, there is no capital gains tax in India for long-term investments and the rate of capital gains tax for short-term investments is 10.455% (earlier, the capital gains rates were 10.455% for long-term investments and 31.365% for short-term investments, which will continue to apply to non-stock exchange transactions).  The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius and India (the “Treaty”).  To obtain benefits under the Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements.  The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for Treaty purposes.  An entity which is a tax resident in Mauritius under the Treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% (under Article 10 of the Treaty) withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and for the period from April 1, 2002 through March 31, 2003.  During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from Indian companies was exempt from Indian income tax.  Under the Treaty, the Fund currently is not subject to and does not accrue Indian withholding tax on interest earned on Indian securities.  The Treaty benefits accorded to foreign investors were challenged by a non-governmental organization and the matter was litigated before India’s Supreme Court (the highest court in India).  In October 2003, India’s Supreme Court upheld the validity of Treaty benefits accorded to foreign investors on the basis of a certificate of residence issued by Mauritian authorities (such as the one obtained by the Fund).

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular position.

THE U.S. FEDERAL AND INDIAN INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY.  IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

COMMON STOCK

The authorized capital stock of the Fund is 100,000,000 shares of Common Stock, $0.01 par value.  Shares of the Fund, when issued in exchange for payment of the consideration therefor, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights.  Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and may not cumulate their votes in the election of Directors.  Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect 100% of the Directors.  All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board out of funds available therefor; however, the Fund’s Board has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares.  In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund’s assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled.

Set forth below is information with respect to the Fund’s Common Stock as of             , 2009:

Title of Issue	Authorized	Outstanding	Amount Held by the Fund or for its Account
Common Stock, $0.01 par value	100,000,000 shares	shares	shares

The Fund does not presently intend to offer additional shares of Common Stock other than pursuant to the Offer, except that additional Common Stock may be issued under the Plan.  Any other offerings of the Fund’s shares will require approval of the Fund’s Board and will be subject to the requirements of the Investment Company Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund’s shares.

The Fund’s shares are listed and traded on the New York Stock Exchange.  The following table shows the high and low closing prices on the New York Stock Exchange per share of Common Stock and the high and low net asset value per share for each quarter since March 31, 2007.

	Market Price		Net Asset Value		Discount/Premium
Quarter Ended	High	Low	High	Low	to NAV
March 31, 2007	$24.47	$19.79	$25.13	$21.23	2.02%
June 30, 2007	23.76	20.30	27.49	21.78	-10.17%
September 30, 2007	26.92	21.50	31.85	26.12	-12.02%
December 31, 2007	36.01	26.98	38.42	31.88	-10.75%
March 31, 2008	36.37	22.66	39.07	25.55	-6.49%
June 30, 2008	28.59	19.76	30.35	21.47	-5.44%
September 30, 2008	24.58	16.53	24.38	17.24	-2.62%
December 31, 2008	17.91	9.31	18.59	10.89	-4.18%
March 31, 2009	13.85	9.59	13.66	10.18	0.27%

As reported by Bloomberg.

The closing market price and net asset value per share of the Fund’s Common Stock on             , 2009 were US$             and US$            , respectively, which represents a market price premium above net asset value of             %.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions.  Rather, if a stockholder determines to buy additional shares or sell shares already held, the stockholder may do so by trading through a broker on the New York Stock Exchange or otherwise.  Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value.  Because the market value of the shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that shares will trade at a price equal to or higher than net asset value in the future.  See “Risk Factors and Special Consideration.”  The shares are designed primarily for long-term investors and you should not purchase the shares if you intend to sell them soon after purchase.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock.  The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity.  Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of shares.  The payment of interest on borrowings will increase the Fund’s expenses and consequently reduce net income.  In addition, the Fund is required under the Investment Company Act to maintain “asset coverage” of not less than 300% of its “senior securities representing indebtedness” as such terms are defined in the Investment Company Act.

Repurchase of Fund Shares.  The Fund’s shares of Common Stock will trade in the open market at a price which is a function of several factors, including their net asset value and yield.  The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their net asset values.  See “Risk Factors and Special Considerations.”  There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund’s shares will equal or exceed net asset value.  The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares.  While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase shares will be made at a price based upon the net asset value of the shares at the close of business on or within 14 days after the last date of the offer.  Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both.  Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.  When a repurchase offer is authorized by the Fund’s Board, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code).  The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below).  Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent.  Any service charges will not be deducted from the consideration paid for the tendered shares.  During the period of a repurchase offer, the Fund’s stockholders will be able to determine the Fund’s current net asset value (which will be calculated weekly) by use of a toll free telephone number.

Anti-Takeover Provisions in the Charter Documents.  The Fund’s Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions.  These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction.  In the opinion of the Fund, however, these provisions offer several possible advantages.  They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Fund’s Articles of Incorporation, as well as the Fund’s By-Laws, provide that the Fund’s Board has the sole power to adopt, alter or repeal the Fund’s By-Laws.  The Directors will be divided into three classes, each having a term of three years, with the term of one class expiring each year.  In addition, a Director may be removed from office only with cause and only by the affirmative vote of a majority of all votes entitled to be cast by Fund’s stockholders generally for the election of directors, and the affirmative vote of 75% or more of the Fund’s outstanding shares is required to amend, alter or repeal the provisions in the Fund’s Articles of Incorporation relating to amendments to the Fund’s By-Laws and to removal of Directors.  See “Management of the Fund—Directors and Officers of the Fund.”  These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board more difficult than if such provisions were not in place.

The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the Investment Company Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund’s Articles of Incorporation.  However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law.  The principal purpose of the above provisions is to increase the Fund’s ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board or a large majority of the stockholders.  These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure.  These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund’s structure accomplished through a transaction covered by the provisions more difficult to achieve.  The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund’s shares were then trading.  Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

The Fund holds annual meetings as required by the rules of the New York Stock Exchange.  Under Maryland law and the Fund’s By-Laws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at such special meeting.  Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it.  The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting.  Notwithstanding the above, under Maryland law and the Fund’s By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, the “Transfer Agent”) act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Stock.  The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

CUSTODIAN

JPMorgan Chase Bank, N.A. serves as custodian for the Fund (the “Custodian”).  The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act.  Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.  The principal business address of the Custodian is 270 Park Avenue, New York, New York 10017.

CODE OF ETHICS

The Fund’s Board approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund.  The Adviser is subject to a Code of Ethics under Rule 17j-1.  Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions.  Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Codes of Ethics also may be available on the Edgar Database on the SEC’s website,

http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.  This reference to the website does not incorporate the contents of the website into this Prospectus.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Fund’s proxy voting policies and procedures, which are set out in Appendix C to this Prospectus.  A copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30 filed with the SEC and are available without charge on our website at www.morganstanley.com/funds.  The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.  This reference to the website does not incorporate the contents of the website into this Prospectus.

LEGAL MATTERS

With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New York, New York.  Clifford Chance US LLP will rely, as to matters of Maryland law, on the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, Maryland.  [Certain matters concerning Indian law will be passed on by             ,             .]

It is likely that foreign persons, such as foreign or non-resident Directors of the Fund, do not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding.  The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws.  It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties.  Such persons have irrevocably appointed the Fund as their agent for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws.

The books and records of the Fund required under U.S. law are maintained at an office of the Fund in the United States and are subject to inspection by the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements included in the Fund’s Annual Report to Stockholders as of December 31, 2008 [are incorporated by reference] into this Prospectus in reliance on the report of              , the Fund’s independent registered public accounting firm, given on their authority as experts in accounting and auditing.  [•]’s principal address is              .

ADDITIONAL INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, which is on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report for the fiscal year ended December 31, 2008 (the “Annual Report”) [is incorporated herein by reference] with respect to all information other than the information set forth in the President’s Statement included therein.  The Fund will furnish, without charge, a copy of its Annual Report upon request by writing to Morgan Stanley India Investment Fund, Inc., c/o JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, or by calling (800) 221-2608.

APPENDIX A

The information set forth in this Appendix A has been extracted from publications of various governments, multi-national institutions and stock exchanges.  The Fund, its Board and the Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board attempted to verify the statistical information presented in this Appendix A.  Furthermore, no representation is made that any correlation exists between the Republic of India or its economy in general and the performance of the Fund.

THE REPUBLIC OF INDIA

General

The Republic of India (“India”) is located in Southern Asia, bordering the Arabian Sea and the Bay of Bengal.  India shares its borders with Bangladesh, Bhutan, China, Myanmar, Nepal and Pakistan.  India is the seventh largest country in the world, with a land area of over 1.3 million square miles, and is approximately one-third the size of the United States.  India is the second most populous country in the world after China, with a population of approximately 1.166 billion (as per the Central Intelligence Agency’s (the “CIA”) July 2009 estimate).  There are 22 languages recognized by the Indian Constitution.  The most widely used official languages in India are Hindi and English, with Hindi the most widely spoken and English the dominant language for business communication, higher education and government.

Political Overview

India obtained its independence from the United Kingdom in 1947, in the aftermath of World War II.  The present Constitution of India came into force on January 26, 1950.  The Indian Constitution draws from Western legal traditions and is established on the principles of liberal democracy.  It provides for a bicameral parliament (a lower house and an upper house) along the lines of the British parliamentary system.  It contains the Fundamental Rights, similar to the American Bill of Rights.  The government has a federal structure, comprised of twenty-eight states, six union territories and one National Capital Territory.

The federal government consists of an executive and legislative branch.  The executive branch is headed by the President, who exercises his powers upon the advice of a council of ministers headed by the Prime Minister.  The President is elected by an electoral college comprised of members of Parliament and the state legislatures.  The President has a five-year term and is eligible for reelection.  The President is the Head of State and the Commander in Chief of the Armed Forces.  The current President is Pratibha Patil.  The Parliament consists of two chambers, the Council of States (Rajya Sabha) and the House of the People (Lok Sabha).  The Council of States has 250 members, 12 of whom are appointed by the President and the rest elected by the state and territorial assemblies.  The House of the People has 545 members, almost all of whom are directly elected every five years.  The Prime Minister is elected by the members of the largest political party represented in Parliament.  The current Prime Minister is Dr. Manmohan Singh, a member of the Indian National Congress (I), which is the largest party in the ruling coalition of parties.

The states have their own legislative assemblies and in some cases, a second legislative council.  All members of the legislative assemblies are elected.  Each state is administered by a Governor who is appointed by the President for a five-year term.

The judiciary is independent of the executive.  The Supreme Court is the highest judicial tribunal positioned at the top of a single unified system for the whole country.  Each state, or group of states, has a High Court.

Economic System

Economic Structure:  In 1991, India began a series of liberalizing economic reforms that have transformed it into a more market based economy.  In recent years, the government has lessened controls on foreign trade and investment.  Foreign direct investment for certain key sectors, such as telecommunications, has been allowed at much higher levels than in the past.  In the fiscal year 2007-2008, in the midst of the global economic crisis, approximately $32.4 billion of foreign direct investment dollars flowed into the country.  In addition, a steady reduction in tariff rates and deregulation in key industries has contributed to India’s impressive economic growth.  It has become a global player in key industries such as information technology, business process outsourcing, telecommunications and pharmaceuticals.  According to a recent Ernst & Young report on the business climate in India, the Indian government has been able to provide continued macroeconomic stability with respect to other important parameters such as foreign exchange reserves, exchange rates, inflation and interest rates throughout this period of rapid economic development.

Recent Economic Performance:  India’s economy has achieved an average growth rate of more than 7% per year in the decade since 1997.  In 2006, India achieved a 8.5% growth GDP, 9.0% in 2007 and 7.3% in 2008.  In the past decade, the poverty rate has been reduced by 10 percentage points.  According to the World Bank, since 1991 it has been among the top 10% of the world’s countries in terms of economic growth.

While India has a diverse economy with comprised of traditional farming, modern agriculture, modern industries and services, over half of the labor force works in agriculture and agriculture related jobs.  The service industry has been the main propeller of India’s recent growth, creating over half of India’s output with less than one third of its labor force.  According to the India Reserve Bank, the growth of the services sector in 2007-08 was estimated at 9.6%, which was higher than the sector’s average growth of 7.8% from 1999 to 2004.  The services sector constituted 62.9% of the total national GDP in 2007-08.  In particular, India has benefited from its crop of young and well educated workers to become a globally important exporter of software services and software workers.

The extent to which the global economic crisis has affected India is not clear.  It has pushed growth from over 9% in the previous four years down to 5.3% in the last quarter of 2008.  The coalition government, led by the Congress Party, has argued that India has weathered the economic crisis surprisingly well and will be one of the first countries to emerge and lead an economic resurgence.  Indian home minister P. Chidambaram predicted on February 24, 2009, that India’s economy would begin to show improvement in October of 2009.

Select Macroeconomic and Financial Indicators

Item		Average 1990-91 to 1999-2000 (10 years)	Average 2000-01 to 2007-08 (8 years)		2003-04	2004-05		2005-06		2006-07		2007-08
1		2	3		4	5		6		7		8
1.	Real GDP (% change)	5.7	7.3		8.5	7.5		9.4	PE	9.6	QE	9.0	RE
	a) Agriculture (% change)	3.2	2.9		10.0	0.0		5.9		3.8		4.5
	b) Industry (% change)	5.7	7.1		6.0	8.5		8.0		10.6		8.1
	c) Services (% change)	7.1	9.0		8.8	9.9		11.0		11.2		10.7
2.	Per Capita Income (% change)	3.6	5.5		7.1	5.5		7.9	PE	8.1	QE	7.8	RE
3.	Foodgrains Production (Million tonnes)	188.6	206.1		213.2	198.4		208.6		217.3		230.7
4.	Gross Domestic Saving Rate (% GDP)	23.0	29.2	^	29.8	31.8		34.3	PE	34.8	QE	—
5.	Gross Domestic Investment Rate (% GDP)	24.4	29.2	^	28.2	32.2		35.5	PE	35.9	QE	—
6.	Central Government Finances (% GDP)
	a) Total Revenue Receipts	9.2	9.8		9.6	9.7		9.7		10.5		11.1	RE
	b) Total Expenditure	16.0	15.5		17.1	15.8		14.1		14.1		15.1	RE
	c) Revenue Deficit	3.0	3.1		3.6	2.5		2.6		1.9		1.4	RE
	d) Fiscal Deficit	5.9	4.6		4.5	4.0		4.1		3.5		3.1	RE
	e) Net RBI Credit to Centre	0.7	-0.9		-2.8	-1.9		0.8		-0.1		-2.5	RE
	f) Interest Payments	4.2	4.2		4.5	4.0		3.7		3.6		3.6	RE
	g) Domestic Debt	48.0	58.9		61.4	61.4		60.5		58.8		59.1	RE
7.	Monetary Aggregate (% change)
	a) Broad Money (M3)	17.2	16.5		16.7	12.1	@	17.0	#	21.5		20.8
	b) Narrow Money (M1)	15.6	15.7		22.2	11.9		21.1	#	16.9		19.1
	c) Reserve Money	13.9	16.4		18.3	12.1		17.2		23.7		30.9
	d) Bank Credit to Commercial Sector (% of GDP)	28.8	41.6		36.9	40.7		47.3		51.4		54.5
8.	Scheduled Commercial Bank (% change)
	a) Aggregate Deposits	17.2	17.6		17.5	12.8	@	18.1	#	23.8		22.4
	b) Bank Credit	15.9	21.5		15.3	27.0	@	30.8	#	28.1		22.3

	c) Non-Food Credit	15.4	22.0	18.4	27.5	@	31.8	#	28.5	23.0
	d) Investments in Government Securities	20.9	16.9	25.1	7.9	@	-2.7	#	10.7	23.5
9.	Wholesale Price Index (% change)
	a) Point-to-Point	8.7	5.1	4.6	5.1		4.1		5.9	7.7
	b) Average	8.1	5.1	5.4	6.4		4.4		5.4	4.7
10.	Consumer Price Index - Industrial Workers (% change)
	a) Point-to-Point	9.4	4.9	3.5	4.2		4.9		6.7	7.9
	b) Average	9.5	4.6	3.9	3.8		4.4		6.7	6.2
11.	BSE Sensitive Index (% change)	37.0	20.2	83.4	16.1		73.7		15.9	19.7
12.	Trade and Balance of Payments
	a) Exports in U.S.$ (% change)	8.6	20.1	23.3	28.5		23.4		21.8	23.7
	b) Imports in U.S.$ (% change)	9.7	21.6	24.1	48.6		32.1		21.8	29.9
	c) Current Account (% of GDP)	-1.3	-0.1	2.3	-0.4		-1.2		-1.1	-1.5
	d) Capital Account (% of GDP)	2.2	3.7	2.8	4.0		3.1		5.0	9.2
13.	Foreign Exchange Reserves* (U.S.% Billion)	—	—	113.0	141.5		151.6		199.1	309.7
14.	External Debt* (U.S.% Billion)	92.7	122.5	111.6	133.0		138.1		169.7	221.2
	a) Debt-GDP Ratio	29.0	19.3	17.8	18.6		17.2		17.8	18.8
	b) Debt-Service Ratio	24.9	11.1	16.1	6.1		9.9		4.8	5.4
15.	Exchange Rate (Rupee/U.S.$)
	a) High	—	—	43.45	43.36		43.30		43.14	39.26
	b) Low	—	—	47.46	46.46		46.33		46.97	43.15

PE	=	Provisional Estimates
..	=	Not available/Not Applicable
@	=	Adjusted for the mergers and conversions in the banking system
^	=	Average for the period 2000-01 to 2006-07
RE	=	Revised Estimates
*	=	As at the end of the period
#	=	Variation over April 1, 2005
Source: Reserve Bank of India Annual Report 2007-2008, Central Statistical Organisation.

Inflation

As displayed in the charts below, the year on year inflation, excluding fuel, was at 7.5% on January 10, 2009 as compared with 4.5% a year ago. The annual average wholesale price inflation rate increased to 9.2% as on January 10, 2009 from 5.8% at end-June 2008.

Source:  Reserve Bank of India, Macroeconomic and Monetary Developments: Third Quarter Review 2008-2009

Exchange Rates

The following table shows the exchange rate movement between the Rupee and the US Dollar from December 31, 1998 to March 31, 2009.

Exchange Rate Movement vs. US Dollar

Year	Average Rs/US$ Rate
December 31, 1999	43.5500
December 31, 2000	46.6750
December 31, 2001	48.2450
December 31, 2002	47.9750
December 31, 2003	45.6250
December 31, 2004	43.4600
December 31, 2005	45.0500
December 31, 2006	44,2700
December 31, 2007	39,4125
December 31, 2008	48,8025
March 31, 2009	49,7978

Source:  Bloomberg

Indian Stock Exchanges

India has two principal exchanges, The Bombay Stock Exchange Limited (“BSE”) and The National Stock Exchange of India Limited (“NSE”).

The following is a historical snapshot of  the levels of popular indices in the Indian market.

Date	BSE 100 Index HIGH	BSE 100 Index LOW	BSE 100 Index CLOSE	BSE Sensex HIGH	BSE Sensex LOW	BSE Sensex CLOSE	NSE 50 HIGH	NSE 50 LOW	NSE 50 CLOSE
12/30/1999	2,624	1,332	2,624	5,151	3,042	5,006	1,523	883	1,480
12/29/2000	3,906	1,760	2,032	6,151	3,492	3,972	1,818	1,108	1,264
12/31/2001	2,303	1,210	1,557	4,462	2,595	3,262	1,423	850	1,059
12/31/2002	1,813	1,411	1,665	3,758	2,828	3,377	1,206	920	1,094
12/31/2003	3,111	1,447	3,075	5,921	2,904	5,839	1,914	920	1,880
12/31/2004	3,589	2,226	3,580	6,608	6,507	6,523	2,088	1,292	2,081
12/30/2005	4,967	4,905	4,953	9,427	9,312	9,398	2,846	2,813	2,837
12/29/2006	7,039	6,973	6,983	13,929	13,770	13,787	3,992	3,960	3,966
12/28/2007	11,077	10,923	11,069	20,484	20,240	20,287	6,168	6,095	6,139
12/31/2008	5,073	4958	4988	9,826	9,588	9,647	3,003	2,937	2,959
03/31/2009	5,397	4,123	4,943	10,470	8,047	9,709	3,147	2,539	3,021

Sources:  ASA, Bloomberg

Market Activity and Liquidity

The following table sets forth the cumulative trading volume on the exchanges for the last ten fiscal years.

TRADING VOLUME OF BOTH STOCK EXCHANGES

	Cumulative Volumes			Average Exchange Rate	Cumulative Volumes
	NSE	BSE	Total	(Rs to $)	NSE	BSE	Total
	(Rs bn)				(US$ bn)
F2000	8,391	6,850	15,241	43.4	193	158	351
F2001	13,395	9,989	23,384	45.8	292	218	510
F2002	5,132	3,073	8,205	47.8	107	64	172
F2003	6,180	3,141	9,321	48.4	128	65	193
F2004	10,995	5,026	16,022	45.8	240	110	350

	Cumulative Volumes			Average Exchange Rate	Cumulative Volumes
	NSE	BSE	Total	(Rs to $)	NSE	BSE	Total
	(Rs bn)				(US$ bn)
F2005	11,401	5,178	16,579	44.7	255	116	371
F2006	15,696	8,161	23,856	44.3	354	184	538
F2007	19,453	9,562	29,015	41.3	446	212	658
F2008	35,510	15,788	51,298	43.7	888	394	1,282
F2009*	5,442	1,947	7,389	49.8	109	39	148

Source:  NSE, BSE, Morgan Stanley Research

* Up to March 31, 2009

The table below sets forth the market capitalization in US$ of the BSE and NSE for the last ten years.

Market Capitalization in US$ of the BSE and NSE for the Last Ten Years

Year	BSE (US$ bn)	NSE (US$ bn)
2000	148	163
2001	110	115
2002	131	140
2003	279	256
2004	388	363
2005	553	516
2006	819	774
2007	1,819	1,660
2008	646	599
2009*	608	571

Source:  Bloomberg

* As of March 31, 2009

Comparison of India’s Two Major Stock Exchanges

Particulars		National Stock Exchange (NSE)	Bombay Stock Exchange (BSE)
A	In business since	1994	1875

B	Regulation	First demutualised stock exchange, a public limited company owned by certain leading financial institutions, such as IDBI, SBI, IFCI, etc. Professional management	Pre-2005 a self regulatory organization, owned by members, governed by a 20-board of governors from August 2005, a limited company, professional management

C	Listed Companies	Approx. 1,425 as of February 28, 2009	Approx. 4,924 as of February 28, 2009

D	Automated Trading System	National Exchange for Automated Trading (NEAT)	BSE On Line Trading (BOLT)

E	Number of Members	More than 1,075 as of March 2008	More than 1,008 as of February 2009

F	Market Capitalization	USD 660 bn as of April 13, 2009	USD 704 bn as of April 13, 2009

G	Average Daily Turnover	USD 1920 mn	USD 686 mn

Particulars		National Stock Exchange (NSE)	Bombay Stock Exchange (BSE)
(YTD March 31, 2009)

H	Market Timings	09:55 a.m. IST to 3:30 p.m. IST	09:55 a.m. IST to 3:30 p.m. IST

I	Index Futures & Options	• Nifty Futures - June 12, 2000 • Nifty Options —June 04, 2001 • Single Stock Options — July 2, 2001 • Single Stock Futures — Nov 9, 2001	• Sensex Futures — June 09, 2000 • Sensex Options — June 01, 2001 • Single Stock Options — July 9, 2001 • Single Stock Futures - Nov 9, 2001

J	Investor Protection Fund	Yes (Nominal)	Yes (Nominal)

K	Broker Insurance	Yes (Mandatory)	Yes (Mandatory)

L	Membership Card	To be surrendered	Can be sold/ transferred

M	TRADE GUARANTEE	Settlement Guarantee Fund of Clearing Corporation guarantees Financial Settlement up to Pay out	Settlement Guarantee Fund of Clearing Corporation guarantees Financial Settlement up to Pay out.

Source:  DSP Merrill Lynch, Bloomberg, NSE, BSE and Morgan Stanley.

Market Regulation

The Securities and Exchange Board of India (the “SEBI”) was established on April 12, 1992 in accordance with the provisions of the Securities and Exchange Board of India Act.  According to the Preamble of the SEBI, its mission is “…to protect the interests of investors in securities and to promote the development of, and to regulate the securities market and for matters connected therewith or incidental thereto.”  The SEBI is chaired by Chandrasekhar Bhaskar Bhave, who was elected as chairman on February 16, 2008.

The SEBI drafts regulations, conducts investigations and enforcement action and passes rulings and orders in its judicial capacity.  Mutual funds, stock brokers, insider trading and takeovers are just some of the market activities regulated by the SEBI.  The SEBI has the ability to impose fines for violations relating to the failure to present required information to the body or to address investor grievances.  The appeals process is conducted by the Securities Appellate Tribunal, a three member tribunal presently headed by Mr. Justice NK Sodhi, a former Chief Justice of a High court.  A second appeal would lead directly to the Supreme Court.

APPENDIX B

DESCRIPTION OF VARIOUS FOREIGN CURRENCY AND
INTEREST RATE HEDGES AND OPTIONS ON SECURITIES
AND FUTURES CONTRACTS AND RELATED OPTIONS

Foreign Currency Hedging Transactions

Forward Foreign Currency Exchange Contracts.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Foreign Currency Futures Contract.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts traded in the United States are traded on regulated exchanges.  Parties to a futures contract must make initial “margin” deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price.  There also are requirements to make “variation” margin deposits as the value of the futures contract fluctuates.

The Fund may purchase and write call and put options on foreign currency futures contracts.  An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price at any time on or before the expiration date of the option.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily.  To the extent the Fund purchases an option on a foreign currency futures contract any change in the value of such option would be reflected in the net asset value of the Fund.

Options on Currencies.  A put option purchased by the Fund on a currency gives the Fund the right to sell the currency at the exercise price until or at the expiration of the option.  A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until or at the expiration of the option.

Currency Hedging Strategies.  The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances.  For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to “lock in” the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be.  In addition, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract.  Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract.  Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred.  The Fund will enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract.  There can, however, be no assurance that such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund may suffer a loss.

The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the performance of such contracts.  The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the performance of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency.  Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges.  A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option.  A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction.  Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund.  Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions.  These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes.  See “Taxation—U.S. Federal Income Taxes.”

Interest Rate Futures and Options Thereon

Interest Rate Futures Contracts.  The Fund may enter into futures contracts on government debt securities for the purpose of hedging its portfolio against the adverse effects of anticipated movements in interest rates.  For example, the Fund may enter into futures contracts to sell U.S. Government Treasury Bills (take a “short position”) in anticipation of an increase in interest rates.  Generally, as interest rates rise, the market value of any fixed-income securities held by the Fund will fall, thus reducing the net asset value of the Fund.  However, the value of the Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s fixed-income investments which are being hedged.  The Fund may also enter into futures contracts to purchase government debt securities (take a “long position”) in anticipation of a decline in interest rates.  The Fund might employ this strategy in order to offset entirely or in part an increase in the cost of any fixed-income securities it intends to subsequently purchase.

Options on Futures Contracts.  The Fund may purchase and write call and put options on interest rate futures contracts which are traded on recognized exchanges and enter into closing transactions with respect to such options to terminate an existing position.  The Fund may use such options in connection with its hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund enters into futures contracts.  An option on an interest rate futures contract operates in the same manner as an option on a foreign currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract instead of a currency futures contract.  The Fund may purchase put options on futures contracts rather than taking a short position in the underlying futures contract in anticipation of an increase in interest rates.  Similarly, the Fund may purchase call options on futures contracts as a substitute for taking a long position in futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Fund intends to purchase.  The Fund also may write a call option on a futures contract rather than taking a short position in the underlying futures contract, or write a put option on a futures contract rather than taking a long position in the underlying futures contracts.  The writing of an option, however, will only constitute a partial hedge, since the Fund could be required to enter into a futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premium received.

Risk Factors in Transactions in Interest Rate Futures Contracts and Options Thereon.  The Fund’s ability to effectively hedge all or a portion of its fixed income securities through the use of interest rate futures contracts and options thereon depends in part on the degree to which price movements in the securities underlying the option or futures contract correlate with price movements of the fixed-income securities held by the Fund.  In addition, disparities in the average maturity or the quality of the Fund’s investments as compared to the financial instrument underlying an option or futures contract may also reduce the correlation in price movements.  Transactions in options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

Options on Securities and Futures Contracts and Related Options

Options on Securities.  In order to hedge against market shifts, the Fund may purchase put and call options on securities.  In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options.  A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period.  In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price.  A “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.  As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.

The Fund will receive a premium from writing call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues.  Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter.  In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security.  If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option.  For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase significantly above the exercise price, in the case of a call, to cover the premium and transaction costs.  Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.  The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Futures Contracts and Related Options.  The Fund may, for hedging purposes, enter into futures contracts and purchase and write put and call options on futures contracts, in each case that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the CFTC.  Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments.  Successful use of futures transactions will be subject to the Adviser’s ability to predict correctly movements in the direction of the relevant securities market.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

The Fund may enter into futures contracts to sell a security, index instrument or basket of instruments in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result.  When the Fund is not fully invested in accordance with its investment objectives and policies and anticipates a significant market advance, it may enter into futures contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase.  In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

The Fund may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to written options in order to terminate existing positions.  There is no guarantee that such closing transactions can be effected.  An option on a futures contract operates in the same manner as an option on a foreign currency futures contract, except that it gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract instead of a currency futures contract.

APPENDIX C

MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I.                                         POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following:  Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.  With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board/Trustees of the MSIM Funds.  An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations.  While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations.  In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.                                     GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company.  Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client.  At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.                                   Routine Matters.

We generally support routine management proposals.  The following are examples of routine management proposals:

•                                          Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•                                          General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•                                          Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.                                     Board of Directors.

1.                                       Election of directors:  Votes on board nominees can involve balancing a variety of considerations.  In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful.  In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.                                       We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom).  Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.  Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.                                At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.                             We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.                                      Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.                                       We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.                                      We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.                                       In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.                                         We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.                                      We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse.  We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.                                      We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards.

Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.                                       Discharge of directors’ duties:  In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility.  The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.                                       Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.                                       Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.                                       Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.                                       Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.                                       Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.                                       Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context.  (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.                                       Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.                                 Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.                                 Proposals to limit directors’ liability and/or broaden indemnification of officers and directors.  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C.                                     Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets.  These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association.  We generally vote for statutory auditor nominees if they meet independence standards.  In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year.  We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.                                    Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.                                      Changes in Capital Structure.

1.                                       We generally support the following:

•                                          Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                                          Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:  (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.  (We consider proposals that do not meet these criteria on a case-by-case basis.)

•                                          Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                                          Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                                          Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                                          Management proposals to effect stock splits.

•                                          Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                                          Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.                                       We generally oppose the following (notwithstanding management support):

•                                          Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                                          Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.  However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•                                          Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                                          Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.                                      Takeover Defenses and Shareholder Rights.

1                                          Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2                                          Supermajority voting requirements:  We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3                                          Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4                                          Reincorporation:  We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5                                          Anti-greenmail provisions:  Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:  (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders;

and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6                                          Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.                                     Auditors.

We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor).  We generally vote against proposals to indemnify auditors.

H.                                    Executive and Director Remuneration.

1.                                       We generally support the following:

•                                          Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                                          Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                                          Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                                          Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.                                       We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.                                       Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.  We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.                                       Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.                                       We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.                                       We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.                                       We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.                                       Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.                                         Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation.  We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value.  While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.  We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.                                        Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.                                 ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification.  The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.                                   Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy.  The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions):  (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.  The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.                                     Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.                                       The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.                                       The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.                                       Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.                                       If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.                                       If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.                                       If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/ her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director.  The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                                     Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting.  The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it.  MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

[APPENDIX A and APPENDIX B of the Proxy Voting Policy intentionally omitted.]
Revised February 25, 2009.

PART C—OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements: Included in Part A: Not applicable.

Included in Part B:

Portfolio of Investments at December 31, 2008.†

Statement of Assets and Liabilities at December 31, 2008.†

Statement of Operations for the fiscal year ended December 31, 2008.†

Statements of Changes in Net Assets for the fiscal year ended December 31, 2007 and the fiscal year ended December 31, 2008.†

Financial Highlights. †

 Notes to Financial Statements. †

Report of Independent Registered Public Accounting Firm, dated December 31, 2008.†

†  [To be incorporated by reference] from the Fund’s Annual Report for the Year Ended December 31, 2008, filed on March 10, 2009.

(2)	Exhibits:
(a)	Articles of Incorporation*
Articles of Amendment*
(b)	Amended and Restated Bylaws**
(c)	Not applicable
(d)	(1) Specimen certificate for Common Stock, par value $.01 per share*
(2) Form of Subscription Certificate***
(3) Form of Notice of Guaranteed Delivery***
(4) Form of Nominee Holder Over-Subscription Exercise Form***
(h)	Not applicable
(e)	Dividend Reinvestment and Cash Purchase Plan*
(f)	Not applicable
(g)	Investment Advisory and Management Agreement with the Investment Manager*
(h)	(1) Form of Retail Underwriting Agreement*
(2) Form of Institutional Underwriting Agreement*
(3) Form of Master Agreement Among Underwriters*
(4) Form of Master Dealer Agreement*
(j)	(1) Form of International Custodian Agreement*
(2) U.S. Custodian Agreement*
(k)	(1) Agreement for Stock Transfer Services*
(2) Administration Agreement*
(3) Form of Information Agent Agreement****
(4) Form of Subscription Agent Agreement****

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(l)	(1) Opinion and Consent of Clifford Chance US LLP****
(2) Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP****
(m)	Not applicable
(n)	(1) Consent of Independent Registered Public Accounting Firm****
(2) Consent of , Indian counsel for the Fund****
(o)	Not applicable
(p)	Investment Letter*
(q)	Not applicable
(r)	(1) Code of Ethics of Morgan Stanley Investment Management***
(2) Code of Ethics of the Morgan Stanley Funds**
(s)	Powers of Attorney***

*                 Incorporated by reference from the Form N-2 filed on September 9, 2005.

**          Incorporated by reference from Amendment No. 5 to the Fund’s Registration Statement on Form N-2, filed on August 28, 2003.

***   Filed herewith.

**** To be filed by amendment.

Item 26.  Marketing Arrangements

See Exhibit 2(h)(1) to this Registration Statement.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S Securities and Exchange Commission Registration fees	$
New York Stock Exchange listing fee
Printing
Auditing and accounting fees and expenses
Legal fees and expenses
Transfer Agent fees and expenses
National Association of Securities Dealers, Inc. fee
Miscellaneous
Total	$

Item 28.  Persons Controlled by or Under Common Control

Not applicable.

Item 29.  Number of Holders of Securities (as of June 1, 2009)

Title of Class	Number of Record Holders
Shares of Common Stock, $0.01 par value

Item 30.  Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund’s Articles of Incorporation, Article VII of the Fund’s Amended and Restated By-laws, the Investment Advisory and

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Management Agreement, the Retail Underwriting Agreement, the Institutional Underwriting Agreement and the Administration Agreement provide for indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Our charter authorizes us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our by-laws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Adviser and its officers, directors, employees, agents and controlling persons are entitled to indemnification from the Fund for any losses, costs and expenses arising from the rendering of the Investment Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

The Retail Underwriting Agreement and the Institutional Underwriting Agreement each provides that each retail underwriter and each institutional underwriter, and each person who controls any underwriter within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “controlling person”), are entitled to indemnification from the Fund and the Investment Adviser, jointly and severally, for any losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectuses (as amended or supplemented if the Fund shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information relating to any underwriter furnished to the Fund in writing by any underwriter.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, directors, partners, employees and agents are entitled to indemnification from the Fund for any losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Fund.

Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate

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jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

The description of the business of Morgan Stanley Investment Management Inc. is set forth under the caption “Management of the Fund” in the Prospectus forming part of this Registration Statement.

The information as to the directors and officers of Morgan Stanley Investment Management Inc. set forth in Morgan Stanley Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission on December 15, 1981 (File No. 801-15757) and as amended through the date hereof is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

(1)           the Registrant, Morgan Stanley India Investment Fund, Inc., c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036;

(2)           JPMorgan Chase Bank, N.A. is 101 Barclay Street, New York, New York 10171 (records relating to its function as custodian);

(3)           Morgan Stanley Trust, Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311 (records relating to its function as transfer agent and dividend disbursing agent); and

(4)           Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 (records relating to its function as investment adviser).

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

(1)           Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

(a)           subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or

(b)           the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)           Not applicable.

(3)           Not applicable.

(4)           Not applicable.

(5)           The Registrant undertakes that:

(a)           for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance

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upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)           for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)           Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of May, 2009.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

By:	/s/ Randy Takian
Randy Takian
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

(1) Principal Executive Officer

/s/ Randy Takian	President, Principal Executive Officer and	May 11, 2009
Randy Takian	Director

(2) Principal Financial Officer

/s/ James Garrett	Treasurer and Chief Financial Officer	May 11, 2009
James Garrett

(3) Majority of the Directors

INDEPENDENT DIRECTORS
Gaetan Bouic
M.J. Marcel Vivian Descroizilles
Joseph J. Kearns
Ravindranath Santhosh Kumar Hazareesing
Fergus Reid

/s/ Carl Frischling
By: Carl Frischling		May 11, 2009
Attorney-In-Fact for the
Independent Directors

EXHIBIT INDEX

Exhibit No.	Description
(d)	(1)	Form of Subscription Certificate
	(2)	Form of Notice of Guaranteed Delivery
	(3)	Form of Nominee Holder Over-Subscription Exercise Form
(r)	(1)	Code of Ethics of Morgan Stanley Investment Management
(s)		Powers of Attorney